Exhibit 10.1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

TERM LOAN AGREEMENT

dated as of

February 21, 2017

among

BIODELIVERY SCIENCES INTERNATIONAL, INC.,

as Borrower,

The Subsidiary Guarantors from Time to Time Party Hereto,

The Lenders from Time to Time Party Hereto,

and

CRG SERVICING LLC,

as Administrative Agent and Collateral Agent

U.S. $75,000,000

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

EXHIBITS

Exhibit A	-	Form of Guarantee Assumption Agreement
Exhibit B	-	Form of Notice of Borrowing
Exhibit C-1	-	Form of U.S. Tax Compliance Certificate
Exhibit C-2	-	Form of U.S. Tax Compliance Certificate
Exhibit C-3	-	Form of U.S. Tax Compliance Certificate
Exhibit C-4	-	Form of U.S. Tax Compliance Certificate
Exhibit D	-	Form of Compliance Certificate
Exhibit E	-	Opinion Request
Exhibit F	-	Form of Landlord Consent
Exhibit G	-	Form of Subordination Agreement
Exhibit H	-	Form of Warrant

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

TERM LOAN AGREEMENT, dated as of February 21, 2017 (this “Agreement”), among BIODELIVERY SCIENCES INTERNATIONAL, INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors from time to time party hereto, the Lenders from time to time party hereto and CRG SERVICING LLC, a Delaware limited liability company (“CRG Servicing”), as administrative agent and collateral agent for the Lenders (in such capacities, together with its successors and assigns, “Administrative Agent”).

WITNESSETH:

Borrower has requested the Lenders to make term loans to Borrower, and the Lenders are prepared to make such loans on and subject to the terms and conditions hereof. Accordingly, the parties agree as follows:

SECTION 1

DEFINITIONS

1.01    Certain Defined Terms. As used herein, the following terms have the following respective meanings:

“Accounting Change Notice” has the meaning set forth in Section 1.04(a).

“Act” has the meaning set forth in Section 13.17.

“Acquisition” means any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, amalgamation, merger, purchase of assets, or similar transaction having the same effect as any of the foregoing, (a) acquires any business or product, or any division, product or line of business or all or substantially all of the assets of any Person engaged in any business or any division, product or line of business, (b) acquires control of securities of a Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a board of directors or other governing body, or (c) acquires control of more than 50% of the ownership interest in any Person engaged in any business that is not managed by a board of directors or other governing body.

“Affected Lender” has the meaning set forth in Section 2.06(a).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning set forth in the introduction hereto.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Obligor, its Subsidiaries or Affiliates from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Anti-Money Laundering Laws” means any and all laws, statutes, regulations or

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

obligatory government orders, decrees, ordinances or rules applicable to an Obligor, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Act and The Currency and Foreign Transaction Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Arius” means Arius Pharmaceuticals, Inc., a Delaware corporation.

“Arius Two” means Arius Two, Inc., a Delaware corporation.

“Asset Sale” has the meaning set forth in Section 9.09.

“Asset Sale Net Proceeds” means the aggregate amount of the cash proceeds received from any Asset Sale, net of any bona fide costs incurred in connection with such Asset Sale, plus, with respect to any non-cash proceeds of an Asset Sale, the fair market value of such non cash proceeds as determined by the Majority Lenders, acting reasonably.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee of such Lender.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.”

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“Borrower” has the meaning set forth in the introduction hereto.

“Borrower Facility” means the premises located at 4131 ParkLake Avenue, Suite #225, Raleigh, North Carolina 27612, which are leased by Borrower pursuant to the Borrower Lease.

“Borrower Landlord” means HRLP Raleigh, L.P.

“Borrower Lease” means the Office Lease dated as of November 14, 2014 by and between Borrower and Borrower Landlord and amended by the Lease Amendment, dated as of May 12, 2016 between Borrower and Borrower Landlord.

“Borrower Party” has the meaning set forth in Section 13.03(b).

“Borrowing” means a borrowing consisting of Loans made on the same day by the Lenders according to their respective Commitments (including without limitation a borrowing of a PIK Loan).

“Borrowing Date” means the date of a Borrowing.

“Borrowing Notice Date” means, (a) in the case of the first Borrowing, a date that is at least *** prior to the Borrowing Date of such Borrowing and, (b) in the case of a subsequent Borrowing, a date that is at least *** prior to the Borrowing Date of such Borrowing.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Business” means the business of Borrower from time to time (i.e., as of the Closing Date, the discovery, testing, manufacturing, marketing, sale and distribution of pharmaceutical products or pharmaceutical delivery systems or devices).

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City.

“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group of Persons acting jointly or otherwise in concert of capital stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Borrower, (b) during any period of twelve (12) consecutive calendar months, the occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower, nor (ii) appointed by directors so nominated, or (c) the acquisition of direct or indirect Control of Borrower by any Person or group of Persons acting jointly or otherwise in concert; in each case whether as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise.

“Claims” means any claims, demands, complaints, grievances, actions, applications, suits, causes of action, orders, charges, indictments, prosecutions, informations (brought by a public prosecutor without grand jury indictment) or other similar processes, assessments or reassessments.

“Closing Date” means the date of the first Borrowing.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means any Property in which a Lien is purported to be granted under any of the Security Documents (or all such Property, as the context may require), but excluding the Excluded Assets (as defined in the Security Agreement).

“Commitment” means, with respect to each Lender, the obligation of such Lender to make Loans to Borrower in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Commitment”, as such Schedule may be amended from time to time. The aggregate Commitments on the date hereof equal $75,000,000. For purposes of clarification, the amount of any PIK Loans shall not reduce the amount of the available Commitment.

“Commitment Period” means the period from and including the first date on which all of the conditions precedent set forth in Section 6.01 have been satisfied (or waived by the Lenders) and through and including September 27, 2018.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Commodity Account” has the meaning set forth in the Security Agreement.

“Compliance Certificate” has the meaning given to such term in Section 8.01(d).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contracts” means contracts, licenses, leases, agreements, obligations, promises, undertakings, understandings, arrangements, documents, commitments, entitlements or engagements under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied).

“Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Foreign Corporation” means a “controlled foreign corporation” as defined in Section 957(a) of the Code.

“Copyright” has the meaning set forth in the Security Agreement.

“Cure Amount” has the meaning set forth in Section 10.03(a).

“Cure Right” has the meaning set forth in Section 10.03(a).

“Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default.

“Default Rate” has the meaning set forth in Section 3.02(b).

“Defaulting Lender” means, subject to Section 2.05, any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans, within three (3) Business Days of the date required to be funded by it hereunder, (b) has notified Borrower or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, or (c) has, or has a direct or indirect parent company that has, (i) become the subject of an Insolvency Proceeding, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Deposit Account” is defined in the Security Agreement.

“Disclosure Letter” means that certain Disclosure Letter relating to this Agreement of even date herewith and as amended from time to time to which certain of the Schedules referenced and identified herein are attached.

“Disqualified Stock” means Equity Interests of a Person subject to repurchase or redemption rights or obligations (excluding repurchases or redemptions at the sole option of such Person).

“Dollars” and “$” means lawful money of the United States of America.

“Eligible Transferee” means and includes a commercial bank, an insurance company, a finance company, a financial institution, any investment fund that invests in loans or any other institutional “accredited investor” (as defined in Regulation D of the Securities Act) that is principally in the business of managing investments or holding assets for investment purposes; provided, that any such Eligible Transferee (other than Administrative Agent or any fund that is an Affiliate of the Administrative Agent) shall (i) have assets under management of no less than $1,000,000,000, (ii) have a rating of BBB or higher from S&P Global Ratings and a rating of Baa2 or higher from Moody’s Investors Services, Inc. at the date it becomes a Lender and (iii) shall be capable of fulfilling of the assigning Lender’s obligations (including funding obligations) hereunder.

“Environmental Law” means any federal, state, provincial or local governmental law, rule, regulation, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or the treatment, storage, disposal, release, threatened release or handling of hazardous materials, and all local laws and regulations related to environmental matters and any specific agreements entered into with any competent authorities which include commitments related to environmental matters.

“Equity Cure Right” has the meaning set forth in Section 10.03(a).

“Equity Interest” means, with respect to any Person, any and all capital stock (including common stock, preferred stock and warrants to purchase preferred stock or common stock), rights, interests, participations or other equivalents, including, without limitation: (i) if such Person is a limited liability company, membership interests (however designated, whether voting or nonvoting), of equity of such Person and (ii) if such Person is a partnership, partnership interests (whether general or limited) and (iii) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, the issuer of such Equity Interests, but excluding debt securities convertible or exchangeable into such Equity Interests.

“Equivalent Amount” means, with respect to an amount denominated in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the Exchange Rate at the time of determination.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (a) a reportable event as described in Section 4043(c) of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; (b) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following 30 days; (c) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (d) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA; (e) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (f) the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (h) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430. 431and 432 of the Code or Section 303 of ERISA; (i) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (j) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (k) an application for a funding waiver under Sections 303, 304 and 305 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (l) the occurrence of a non-exempt prohibited transaction under Sections 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof may be directly or indirectly liable; (m) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Obligor or any ERISA Affiliate thereof may be directly or indirectly liable; (n) the occurrence of an act or omission which could give rise to the imposition on any Obligor or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (o) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Obligor or any Subsidiary thereof in connection with any such Plan; (p) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (q) the imposition of any Lien (or the fulfillment of the conditions for the imposition of any Lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV (including Section 302(f) or 303(k)) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (r) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan”, as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor.

“ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302 and 303 of ERISA.

“Event of Default” has the meaning set forth in Section 11.01.

“Exchange Act” has the meaning set forth in Section 7.04(a) below.

“Exchange Rate” means the rate at which any currency (the “Pre-Exchange Currency”) may be exchanged into another currency (the “Post-Exchange Currency”), as set forth on such date on the relevant Reuters screen at or about 11:00 a.m. (Central time) on such date. In the event that such rate does not appear on the Reuters screen, the “Exchange Rate” with respect to exchanging such Pre-Exchange Currency into such Post-Exchange Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by Borrower and Administrative Agent or, in the absence of such agreement, such Exchange Rate shall instead be determined by Administrative Agent by any reasonable method as they deem applicable to determine such rate, and such determination shall be conclusive absent manifest error.

“Excluded Intellectual Property” has the meaning set forth in the Security Agreement.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary that is (i) a Controlled Foreign Corporation or (ii) a Foreign Subsidiary owned by a Subsidiary described in clause (i).

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax, or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes that are imposed on amounts payable to a Lender to the extent that the obligation to withhold amounts existed on the date that such Lender became a “Lender” under this Agreement (other than pursuant to an assignment request by Borrower under Section 5.03(g)), except in each case to the extent such Lender is a direct or indirect assignee of any other Lender that was entitled, at the time the assignment of such other Lender became effective, to receive additional amounts under Section 5.03, (c) any U.S. federal withholding Taxes imposed under FATCA, and (d) Taxes attributable to such Recipient’s failure to comply with Section 5.03(e).

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Existing Debt Facility” means obligations and loans made to Borrower pursuant to the Amended and Restated Credit and Security Agreement, dated May 29, 2015, by and among Borrower, Arius, Arius Two and Midcap Financial Trust, as amended from time to time.

“Expense Cap” has the meaning set forth in the Fee Letter.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not more onerous to comply with), any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means that fee letter agreement dated as of the date hereof between Borrower and Administrative Agent.

“First-Tier Foreign Subsidiary” means an Excluded Foreign Subsidiary that is a direct Subsidiary of an Obligor.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means a Subsidiary of Borrower that is not a U.S. Person.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. Subject to Section 1.02, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements described in Section 7.04(a).

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, territory, county, city or other political subdivision of the United States.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit A by an entity that, pursuant to Section 8.12(a), is required to become a “Subsidiary Guarantor” hereunder.

“Guaranteed Obligations” has the meaning set forth in Section 14.01.

“Hazardous Material” means any substance, element, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law.

“Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or obligations of such Person with respect to deposits or advances of any kind by third parties, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness or obligations of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) obligations under any Hedging Agreement currency swaps, forwards, futures or derivatives transactions, (k) all obligations, contingent or otherwise, of such

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Person in respect of bankers’ acceptances, (l) all obligations of such Person under license or other agreements containing a guaranteed minimum payment or purchase by such Person, and (m) all Disqualified Stock of such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Party” has the meaning set forth in Section 13.03(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. federal, state or foreign law, including the Bankruptcy Code.

“Intellectual Property” means all Patents, Trademarks, Copyrights, and Technical Information, whether registered or not, domestic and foreign. Intellectual Property shall include all:

(a)    applications or registrations relating to such Intellectual Property;

(b)    rights and privileges arising under applicable Laws with respect to such Intellectual Property;

(c)    rights to sue for past, present or future infringements of such Intellectual Property; and

(d)    rights of the same or similar effect or nature in any jurisdiction corresponding to such Intellectual Property throughout the world.

“Interest-Only Period” means the period from and including the first Borrowing Date and through and including (a) the twelfth (12th) Payment Date following the first Borrowing Date or (b) so long as no Default or Event of Default has occurred and is continuing, if Borrower achieves both (i) Product Revenue Milestone and (ii) Market Capitalization of at least $*** for *** consecutive days ending on or prior to December 31, 2019, the sixteenth (16th) Payment Date following the first Borrowing Date.

“Interest Period” means, with respect to each Borrowing, (a) initially, the period commencing on and including the Borrowing Date thereof and ending on and excluding the next Payment Date, and, (b) thereafter, each period beginning on and including the last day of the immediately preceding Interest Period and ending on and excluding the next succeeding Payment Date.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Invention” means any novel, inventive and useful art, apparatus, method, process, machine (including article or device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, method, process, machine (including article or device), manufacture or composition of matter.

“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding *** arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

“IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury.

“Knowledge” means, with respect to any Person, the actual knowledge of any Responsible Officer of such Person and, in the case of Borrower, so long as he or she is employed by Borrower or its Subsidiaries, the actual knowledge of Mark Sirgo and Ernest De Paolantonio, so long as such Person is an officer of Borrower.

“Landlord Consent” means a Landlord Consent substantially in the form of Exhibit F.

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” means each Person listed as a “Lender” on a signature page hereto, together with its successors, and each assignee of a Lender pursuant to Section 13.05(b).

“Lien” means any mortgage, lien, pledge, charge or other security interest, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) or other encumbrance of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest.

“Liquidity” means (i) a cash balance that is unencumbered by Liens (other than Liens

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

securing the Obligations and Liens permitted pursuant to Section 9.02(j)) plus (ii) the amount of Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which the Secured Parties have a perfected security interest.

“Loan” means (a) each loan advanced by a Lender pursuant to Section 2.01 and (b) each PIK Loan deemed to have been advanced by a Lender pursuant to Section 3.02(d). For purposes of clarification, any calculation of the aggregate outstanding principal amount of Loans on any date of determination shall include both the aggregate principal amount of loans advanced pursuant to Section 2.01 and not yet repaid, and all PIK Loans deemed to have been advanced and not yet repaid, on or prior to such date of determination.

“Loan Documents” means, collectively, this Agreement, the Fee Letter, the Security Documents, each Warrant, any subordination agreement or any intercreditor agreement entered into by Administrative Agent (on behalf of the Lenders) with any other creditors of Obligors or any agent acting on behalf of such creditors, and any other present or future document, instrument, agreement or certificate executed by Obligors and delivered to Administrative Agent or any Secured Party in connection with or pursuant to this Agreement or any of the other Loan Documents, all as amended, restated, supplemented or otherwise modified.

“Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim.

“Majority Lenders” means, at any time, Lenders having at such time in excess of 50% of the aggregate Commitments (or, if such Commitments are terminated, the outstanding principal amount of the Loans) then in effect, ignoring, in such calculation, the Commitments of and outstanding Loans owing to any Defaulting Lender.

“Margin Stock” means “margin stock” within the meaning of Regulations U and X.

“Market Capitalization” means, as of the date of determination, the product of (a) the number of shares of Borrower’s common stock outstanding other than treasury stock, as of such date of determination and (b) the closing sale price for the regular trading session of Borrower’s common stock on the NASDAQ Capital Market (or other principal exchange on which the Borrower’s common stock is then traded) on such date of determination.

“Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (a) the Business, condition (financial or otherwise), operations, performance, Property or prospects (as such prospects are disclosed in Borrower’s filings under the Exchange Act) of Borrower and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under the Loan Documents, or (c) the legality, validity, binding effect or enforceability of the Loan Documents or the rights and remedies of Administrative Agent or any Lender under any of the Loan Documents.

“Material Agreements” means (a) the agreements which are listed in Schedule 7.14 of

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

the Disclosure Letter (as updated by Borrower from time to time in accordance with Section 7.21 to list all such agreements that meet the description set forth in clauses (b) and (c) of this definition), (b) material inbound and outbound license agreements, (c) agreements relating to Permitted Commercialization Arrangement and (d) all other agreements held by the Obligors from time to time, the absence or termination of any of which would reasonably be expected to result in a Material Adverse Effect; provided, however, that “Material Agreements” exclude all: (i) licenses implied by the sale of a product; and (ii) paid-up licenses for commonly available software programs under which an Obligor is the licensee. “Material Agreement” means any one such agreement.

“Material Indebtedness” means, at any time, any Indebtedness of any Obligor, the outstanding principal amount of which, individually or in the aggregate, exceeds $*** (or the Equivalent Amount in other currencies).

“Material Intellectual Property” means, the Obligor Intellectual Property described in Schedule 7.05(c) of the Disclosure Letter and any other Obligor Intellectual Property after the date hereof the loss of which could reasonably be expected to have a Material Adverse Effect.

“Maturity Date” means the earlier to occur of (a) the Stated Maturity Date, and (b) the date on which the Loans are accelerated pursuant to Section 11.02.

“Maximum Rate” has the meaning set forth in Section 13.18.

“Minimum Required Revenue” has the meaning set forth in Section in 10.02.

“Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.

“Net Cash Proceeds” means with respect to any issuance of Equity Interests in a Qualified Equity Issuance, the gross amount of cash proceeds paid to or received by Borrower in respect of such Equity Interests (including cash proceeds subsequently as and when received at any time in respect of such or issuance of Equity Interests from non-cash consideration initially received or otherwise), less the sum of underwriting discounts and commissions or placement fees, investment banking fees, legal fees, consulting fees, accounting fees and other customary fees and expenses incurred by Borrower in connection therewith.

“Non-Consenting Lender” has the meaning set forth in Section 2.06(a).

“Non-Disclosure Agreement” has the meaning set forth in Section 13.16.

“Notice of Borrowing” has the meaning set forth in Section 2.02.

“Obligations” means, with respect to any Obligor, all amounts, obligations, liabilities, covenants and duties of every type and description owing by such Obligor to any Lender, any other indemnitee hereunder or any participant, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (a) if such Obligor is Borrower, all Loans, (b) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (c) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document.

“Obligor Intellectual Property” means Intellectual Property owned by or licensed to any of the Obligors.

“Obligors” means, collectively, Borrower and the Subsidiary Guarantors and their respective successors and permitted assigns.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.03(g)).

“Participant” has the meaning set forth in Section 13.05(e).

“Participant Register” has the meaning set forth in Section 13.05(f).

“Patents” has the meaning set forth in the Security Agreement.

“Payment Date” means each March 31, June 30, September 30, December 31 and the Maturity Date, commencing on the first such date to occur following the first Borrowing Date; provided that, if any such date shall occur on a day that is not a Business Day, the applicable Payment Date shall be the next preceding Business Day.

“PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” means that certain Perfection Certificate, dated as of the date hereof delivered by Borrower to Administrative Agent.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Permitted Acquisition” means any acquisition by Borrower or any of its wholly-owned Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person; provided that:

(a)    immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(b)    all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable Laws and in conformity with all applicable Governmental Approvals;

(c)    in the case of the acquisition of all of the Equity Interests of such Person, all of the Equity Interests (except for any such securities in the nature of directors’ qualifying shares required pursuant to applicable Law) acquired, or otherwise issued by such Person or any newly formed Subsidiary of Borrower in connection with such acquisition, shall be owned 100% by an Obligor or any other Subsidiary, and Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Borrower, each of the actions set forth in Section 8.12, if applicable;

(d)    Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 10.01 and Section 10.02 on a pro forma basis after giving effect to such acquisition; and

(e)    such Person (in the case of an acquisition of Equity Interests) or assets (in the case of an acquisition of assets or a division) (i) shall be engaged or used, as the case may be, in the same general business or lines of business in which Borrower and/or its Subsidiaries are engaged (i.e., as of the date of this Agreement, the discovery, testing, manufacturing, marketing, sale and distribution of pharmaceutical products or pharmaceutical delivery systems or devices), or (ii) shall have a similar customer base as Borrower and/or its Subsidiaries.

“Permitted Acquisitions Amount” ***.

“Permitted Cash Equivalent Investments” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than two (2) years from the date of acquisition and (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.

“Permitted Commercialization Arrangement” means such commercialization, research and development, co-marketing and other collaborative arrangements, including joint ventures, where such arrangements provide for exclusive licenses, to Patents, Trademarks, Copyrights or other Intellectual Property rights and assets of Borrower with Persons (including a Permitted Commercialization Arrangement Vehicle) with a primary line of business in the development, commercialization or manufacture of medical, biologics or pharmaceutical products or devices; provided that such licenses (a) must be bona fide arms’-length transfers of the right to use such Intellectual Property that do not have the economic substance of a sale and Borrower retains legal ownership of such Intellectual Property and (b) shall constitute Material Agreements.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Permitted Commercialization Arrangement Vehicle” means an entity, which may be a joint venture enterprise, engaged in the business of a Permitted Commercialization Arrangement and in which Borrower or its Subsidiaries have substantial representation in the governing body of such entity.

“Permitted Cure Debt” means Indebtedness incurred in connection with the exercise of the Subordinated Debt Cure Right and (a) that is governed by documentation containing representations, warranties, covenants and events of default no more burdensome or restrictive than those contained in the Loan Documents, (b) that has a maturity date later than the Maturity Date, (c) in respect of which no cash payments of principal or interest are required prior to the Maturity Date, and (d) in respect of which the holders have agreed in favor of Borrower, Administrative Agent and Lenders (i) that prior to the date on which the Commitments have expired or been terminated and all Obligations (other than Warrant Obligations) have been paid in full indefeasibly in cash, such holders will not exercise any remedies available to them in respect of such Indebtedness, (ii) that such Indebtedness is unsecured, and (iii) to terms of subordination in substantially the form attached hereto as Exhibit G or otherwise satisfactory to Administrative Agent.

“Permitted Indebtedness” means any Indebtedness permitted under Section 9.01.

“Permitted Liens” means any Liens permitted under Section 9.02.

“Permitted Priority Liens” means (a) Liens permitted under Section 9.02(d), (e), (f), (g), and (j), and (b) Liens permitted under Section 9.02(b) provided that such Liens are also of the type described in Section 9.02 (d), (e), (f), (g), and (j).

“Permitted Refinancing” means, with respect to any Indebtedness, any extensions, renewals and replacements of such Indebtedness; provided that such extension, renewal or replacement (a) shall not increase the outstanding principal amount of such Indebtedness, (b) contains terms relating to outstanding principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole no less favorable in any material respect to Borrower and its Subsidiaries or the Secured Parties than the terms of any agreement or instrument governing such existing Indebtedness, (c) shall have an applicable interest rate which does not exceed the rate of interest of the Indebtedness being replaced, and (d) shall not contain any new requirement to grant any lien or security or to give any guarantee that was not an existing requirement of such Indebtedness.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“PIK Loan” has the meaning set forth in Section 3.02(d).

“PIK Period” means the period beginning on the first Borrowing Date through and including the earlier to occur of (a) the twelfth (12th) Payment Date after the first Borrowing Date (or, if Borrower achieves both (1) the Product Revenue Milestone and (2) a Market Capitalization of at least $*** for any *** consecutive days ending on or prior to December 31, 2019, the sixteenth (16)

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Payment Date after the first Borrowing Date), and (b) the date on which any Default shall have occurred (provided that (i) if such Default shall have been cured or waived , the PIK Period shall resume until the earlier to occur of the next Default and such twelfth (12th) Payment Date or sixteenth (16th) Payment Date, as applicable, after the first Borrowing Date).

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prepayment Premium” has the meaning set forth in Section 3.03(a).

“Product” means Belbuca, Bunavail and any other products developed or acquired by the Obligors, and each of their respective successors.

“Product Revenue” means all revenue of the Obligors from any Product properly recognized under GAAP, consistently applied, including royalty revenue, but excluding non-recurring items and any milestone, licensing, extraordinary items, research and development service revenues, and other similar items calculated net of all rebates, discounts and other price allowances.

“Product Revenue Milestone” means Borrower achieves Product Revenue of at least $*** during any consecutive twelve (12) month period ending on or prior to December 31, 2019; provided that (a) Borrower shall have delivered to Administrative Agent a notice certifying satisfaction of the Product Revenue Milestone no later than *** thereafter, (b) Borrower shall have delivered all supporting information reasonably requested by Administrative Agent with respect thereto and (c) Administrative Agent shall have been reasonably satisfied with the results of the audit of the Product Revenue Milestone by examining such information, Borrower’s books and records and any other information reasonably related thereto.

“Property” of any Person means any property or assets, or interest therein, of such Person.

“Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (a) the sum of the Commitment (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of such Lender then in effect by (b) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of all Lenders then in effect.

“Qualified Equity Issuance” means any issuance of Equity Interests (other than Disqualified Stock) by the Borrower in a bona fide private or public offering (or series of related offerings) effected for financing purposes, but excluding any issuance of Equity Interests in connection with the exercise of the Cure Right. For the avoidance of doubt, a Qualified Equity Issuance shall not include any issuance of Equity Interests pursuant to equity incentive plans or programs, employee stock purchase programs and/or dividend reinvestment programs (including the grant or exercise of stock options, restricted stock, restricted stock units and similar equity incentives granted to directors, employees and consultants).

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Qualified Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time during the six (6) plan years of such plan preceding any Borrowing Date maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has made, or was during the six (6) plan years of such plan preceding any Borrowing Date obligated to make, contributions or with respect to which any Obligor has or could reasonably be expected to have any liability, and (b) that is intended to be tax qualified under Section 401(a) of the Code.

“Real Property Security Documents” means the Landlord Consent and any mortgage or deed of trust or any other real property security document executed or required hereunder to be executed by any Obligor and granting a security interest in real Property owned or leased (as tenant) by any Obligor in favor of the Secured Parties.

“Recipient” means Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any Obligation.

“Redemption Date” has the meaning set forth in Section 3.03(a).

“Redemption Price” has the meaning set forth in Section 3.03(a).

“Register” has the meaning set forth in Section 13.05(d).

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended.

“Regulatory Approvals” means any registrations, licenses, authorizations, permits or approvals issued by any Governmental Authority and applications or submissions related to any of the foregoing.

“Related Person” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Requirement of Law” means, as to any Person, any statute, law, treaty, rule or regulation or determination, order, injunction or judgment of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Properties or revenues.

“Responsible Officer” of any Person means each of the chief executive officer and chief financial officer of such Person.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such shares of capital stock of Borrower or any of its Subsidiaries.

“Restrictive Agreement” has the meaning set forth in Section 7.15.

“Sanctions” means any international economic sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Sanctioned Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Jurisdiction or (c) any Person owned or Controlled by any such person or Persons described in clauses (a) and (b).

“Second Draw Milestone” means Borrower achieves (a) Product Revenue of at least (i) $*** during any consecutive *** period ending on or prior to September 30, 2017 or (ii) $*** during any consecutive *** period ending on or prior to December 31, 2017 and (b) an average Market Capitalization of at least $*** for the *** day period prior to the Notice of Borrowing for the second Borrowing.

“Secured Parties” means the Lenders, Administrative Agent, each other Indemnified Party and any other holder of any Obligation.

“Security Agreement” means the Security Agreement, dated as of the date hereof, among the Obligors and Administrative Agent, granting a security interest in the Collateral in favor of the Secured Parties.

“Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, each Real Property Security Document, and each other security document, control agreement or financing statement required or recommended to perfect Liens in favor of the Secured Parties.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Account” has the meaning set forth in the Security Agreement.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements, dated as of the date hereof, entered into by one or more Obligors in favor of the Secured Parties, each in form and substance satisfactory to the Majority Lenders (and as amended, modified or replaced from time to time).

“Solvent” means, with respect to any Person at any time, that (a) the present fair saleable value of the Property of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person, (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person has not incurred and does not intend to, and does not believe that it will in the foreseeable future, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature and (d) such Person would not be unable to obtain a letter from its auditors that did not contain a going concern qualification.

“Specified Financial Covenants” has the meaning set forth in Section 10.03(a).

“Stated Maturity Date” means the twenty-fourth (24th) Payment Date following the first Borrowing Date.

“Subordinated Debt Cure Right” has the meaning set forth in Section 10.03(a).

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent or (b) that is, as of such date, otherwise Controlled by the parent and/or one or more subsidiaries of the parent. Unless the context requires otherwise, “Subsidiary” refers to a Subsidiary of Borrower.

“Subsidiary Guarantors” means each of the Subsidiaries of Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto and each Subsidiary of Borrower that becomes, or is required to become, a “Subsidiary Guarantor” after the date hereof pursuant to Section 8.12(a) or (b).

“Substitute Lender” has the meaning set forth in Section 2.06(a).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tax Affiliate” means (a) Borrower and its Subsidiaries, (b) each other Obligor and (c) any Affiliate of an Obligor with which such Obligor files or is eligible to file consolidated, combined or unitary Tax returns.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Tax Returns” has the meaning set forth in Section 7.08.

“Technical Information” means all trade secrets and other proprietary or confidential information, public information, non-proprietary know-how, any information of a scientific, technical, or business nature in any form or medium, standards and specifications, conceptions, ideas, innovations, discoveries, Invention disclosures, all documented research, developmental, demonstration or engineering work and all other information, data, plans, specifications, reports, summaries, experimental data, manuals, models, samples, know-how, technical information, systems, methodologies, computer programs, information technology and any other information.

“Third Draw Milestone” means Borrower achieves both (a) Product Revenue of at least (i) $*** during any consecutive *** period ending on or prior to June 30, 2018 or (ii) $*** during any consecutive *** period ending on or prior to September 30, 2018 and (b) an average Market Capitalization of at least $*** for the *** day period prior to the Notice of Borrowing for the third Borrowing.

“Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was during the six (6) plan years of such plan preceding any Borrowing Date maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has made, or was during the six (6) plan years of such plan preceding any Borrowing Date obligated to make, contributions or with respect to which any Obligor has or could reasonably be expected to have any liability, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

“Trademarks” is defined in the Security Agreement.

“Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party and the Borrowings (and the use of the proceeds of the Loans).

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(e)(ii)(B)(3).

“Warrant” means each common stock purchase warrant of Borrower, issued by Borrower to the Lenders in connection with the Transactions, per the Warrant Shares table on Schedule 1 and in the form of Exhibit H.

“Warrant Obligations” means, with respect to any Obligor, all Obligations arising out of, under or in connection with, any Warrant.

“Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA.

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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“Withholding Agent” means any Obligor and Administrative Agent.

1.02    Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. All components of financial calculations made to determine compliance with this Agreement, including Section 10, shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Acquisition consummated after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by Borrower based on assumptions expressed therein and that were reasonable based on the information available to Borrower at the time of preparation of the Compliance Certificate setting forth such calculations.

1.03    Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (a) the terms defined in this Agreement include the plural as well as the singular and vice versa; (b) words importing gender include all genders; (c) any reference to a Section, Annex, Schedule or Exhibit refers to a Section of, or Annex, Schedule or Exhibit to, this Agreement; (d) any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Annex, Schedule, Exhibit or any other subdivision; (e) references to days, months and years refer to calendar days, months and years, respectively; (f) all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”; (g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”; and (h) accounting terms not specifically defined herein shall be construed in accordance with GAAP (except for the term “property” , which shall be interpreted as broadly as possible, including, in any case, cash, securities, other assets, rights under contractual obligations and permits and any right or interest in any property, except where otherwise noted). Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all permitted subsequent amendments, restatements, extensions, supplements and other modifications thereto.

1.04    Changes to GAAP. If, after the date hereof, any change occurs in GAAP or in the application thereof and such change would cause any amount required to be determined for the purposes of the covenants to be maintained or calculated pursuant to Section 8, 9 or 10 to be materially different than the amount that would be determined prior to such change, then:

(a)    Borrower will provide a detailed notice of such change (an “Accounting Change Notice”) to Administrative Agent within *** of such change;

(b)    either Borrower or the Majority Lenders may indicate within *** following the date of the Accounting Change Notice that they wish to revise the method of calculating such financial covenants or amend any such amount, in which case the parties will in good faith attempt to agree upon a revised method for calculating the financial covenants;

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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(c)    until Borrower and the Majority Lenders have reached agreement on such revisions, (i) such financial covenants or amounts will be determined without giving effect to such change and (ii) all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP;

(d)    if no party elects to revise the method of calculating the financial covenants or amounts, then the financial covenants or amounts will not be revised and will be determined in accordance with GAAP without giving effect to such change; and

(e)    any Event of Default arising as a result of such change which is cured by operation of this Section 1.04 shall be deemed to be of no effect ab initio.

SECTION 2

THE COMMITMENT

2.01    Commitments. Each Lender agrees severally, on and subject to the terms and conditions of this Agreement (including Section 6), to make up to three term loans (provided that PIK Loans shall be deemed not to constitute “term loans” for purposes of this Section 2.01) to Borrower, each on a Business Day during the Commitment Period in Dollars in an aggregate principal amount for such Lender not to exceed such Lender’s unfunded Commitment; provided, however, that no Lender shall be obligated to make a Loan in excess of such Lender’s Proportionate Share of the applicable amount of borrowing set forth in Section 6.01(b), Section 6.02(c) and Section 6.03(c), as applicable, other than PIK Loans. Amounts of Loans repaid may not be reborrowed.

2.02    Borrowing Procedures. Subject to the terms and conditions of this Agreement (including Section 6), each Borrowing (other than a Borrowing of PIK Loans) shall be made on written notice in the form of Exhibit B given by Borrower to Administrative Agent not later than 11:00 a.m. (Central time) on the Borrowing Notice Date (a “Notice of Borrowing”).

2.03    Fees. Borrower shall pay to Administrative Agent and/or the Lenders, as applicable, such fees as described in the Fee Letter.

2.04    Use of Proceeds. Borrower shall use the proceeds of the Loans for repayment of all outstanding Indebtedness and obligations under the Existing Debt Facility, and to pay fees, costs and expenses incurred in connection with the Transactions and thereafter in Borrower’s sole discretion for general working capital purposes and corporate purposes, but otherwise consistent with the terms and provisions of this Agreement; provided that the Lenders shall have no responsibility as to the use of any proceeds of Loans.

2.05    Defaulting Lenders.

(a)    Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 13.04.

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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(ii)    Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Lenders for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11 or otherwise), shall be applied at such time or times as follows: first, as Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement; second, if so determined by the Majority Lenders and Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; third, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fourth, so long as no Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans were made at a time when the conditions set forth in Section 6 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.05(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b)    Defaulting Lender Cure. If Borrower and the Majority Lenders agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Proportionate Share, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided further that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.06    Substitution of Lenders.

(a)    Substitution Right. If any Lender (an “Affected Lender”), (i) becomes a Defaulting Lender or (ii) does not consent to any amendment, waiver or consent to any Loan Document for which the consent of the Majority Lenders is obtained but that requires the consent of other Lenders (a “Non-Consenting Lender”), then (x) Borrower may elect to pay in full such Affected Lender with respect to all Obligations due to such Affected Lender or (y) either

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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Borrower or Administrative Agent shall identify any willing Lender or Affiliate of any Lender or Eligible Transferee (in each case, a “Substitute Lender”) to substitute for such Affected Lender; provided that any substitution of a Non-Consenting Lender shall occur only with the consent of Administrative Agent.

(b)    Procedure. To substitute such Affected Lender or pay in full all Obligations owed to such Affected Lender, Borrower shall deliver a notice to such Affected Lender. The effectiveness of such payment or substitution shall be subject to the delivery by Borrower (or, as may be applicable in the case of a substitution, by the Substitute Lender) of (i) payment for the account of such Affected Lender, of, to the extent accrued through, and outstanding on, the effective date for such payment or substitution, all Obligations owing to such Affected Lender (which for the avoidance of doubt, shall not include any Prepayment Premium) and (ii) in the case of a substitution, an Assignment and Assumption executed by the Substitute Lender, which shall thereunder, among other things, agree to be bound by the terms of the Loan Documents.

(c)    Effectiveness. Upon satisfaction of the conditions set forth in Sections 2.06(a) and (b), Administrative Agent shall record such substitution or payment in the Register, whereupon (i) in the case of any payment in full of an Affected Lender, such Affected Lender’s Commitments shall be terminated and (ii) in the case of any substitution of an Affected Lender, (A) such Affected Lender shall sell and be relieved of, and the Substitute Lender shall purchase and assume, all rights and claims of such Affected Lender under the Loan Documents, except that the Affected Lender shall retain such rights under the Loan Documents that expressly provide that they survive the repayment of the Obligations and the termination of the Commitments, (B) such Affected Lender shall no longer constitute a “Lender” hereunder and such Substitute Lender shall become a “Lender” hereunder and (C) such Affected Lender shall execute and deliver an Assignment and Assumption to evidence such substitution; provided, however, that the failure of any Affected Lender to execute any such Assignment and Assumption shall not render such sale and purchase (or the corresponding assignment) invalid.

2.07    Permitted Commercialization Arrangements. Lenders each understand and agree that Borrower and its Subsidiaries will have the right, subject to compliance with the provisions of this Agreement, enter into Permitted Commercialization Arrangements that will, in the reasonable opinion of Borrower’s board of directors, support the Business and permit Borrower to repay the Obligations as such Obligations become due hereunder. The Administrative Agent further agrees to cooperate reasonably with Borrower in entering into, implementing and amending such Permitted Commercialization Arrangements, subject in each case to each of the Lenders’ rights under the Loan Documents and unless such amendment or implementation is materially adverse to the Lenders..

SECTION 3

PAYMENTS OF PRINCIPAL AND INTEREST

3.01    Repayment.

(a)    Repayment. During the Interest-Only Period, no scheduled payments of principal of the Loans shall be due. Borrower agrees to repay to the Lenders the outstanding principal amount of the Loans, on each Payment Date occurring after the Interest-Only Period, in

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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equal installments. The amounts of such installments shall be calculated by dividing (i) the sum of the aggregate principal amount of the Loans outstanding on the first day following the end of the Interest-Only Period, by (ii) the number of Payment Dates remaining prior to and including the Stated Maturity Date.

(b)    Application. Any optional or mandatory prepayment of the Loans shall be applied to the installments thereof under Section 3.01(a) in the inverse order of maturity. To the extent not previously paid, the principal amount of the Loans, together with all other outstanding Obligations (other than Warrant Obligations), shall be due and payable on the Maturity Date.

3.02    Interest.

(a)    Interest Generally. Subject to Section 3.02(d), Borrower agrees to pay to the Lenders interest on the unpaid principal amount of the Loans, for the period from the applicable Borrowing Date until paid in full, at a rate per annum equal to 12.50%.

(b)    Default Interest. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default (but not, for the avoidance of doubt, following the cure or discontinuance of any Event of Default), the interest payable pursuant to Section 3.02(a) shall increase automatically by 4.00% per annum (such aggregate increased rate, the “Default Rate”). Notwithstanding any other provision herein (including Section 3.02(d)), if interest is required to be paid at the Default Rate, it shall be paid entirely in cash. If any Obligation other than the unpaid principal amount of the Loans is not paid when due under the applicable Loan Document, the amount thereof shall accrue interest at a rate equal to 4.00% per annum (without duplication of interest payable at the Default Rate).

(c)    Interest Payment Dates. Subject to Section 3.02(d), accrued interest on the Loans shall be payable in arrears on each Payment Date with respect to the most recently completed Interest Period in cash, and upon the payment or prepayment of the Loans (on the principal amount being so paid or prepaid); provided that interest payable at the Default Rate shall be payable from time to time on demand.

(d)    Paid In-Kind Interest. Notwithstanding Section 3.02(a), at any time during the PIK Period, Borrower may elect to pay the interest on the outstanding principal amount of the Loans payable pursuant to Section 3.01 as follows: (i) only 9.00% of the 12.50% per annum interest in cash and (ii) 3.50% of the 12.50% per annum interest as compounded interest, added to the aggregate principal amount of the Loans (the amount of any such compounded interest being a “PIK Loan”). The principal amount of each PIK Loan shall accrue interest in accordance with the provisions of this Agreement applicable to the Loans.

3.03    Prepayments.

(a)    Optional Prepayments. Upon prior written notice to Administrative Agent delivered pursuant to Section 4.03, Borrower shall have the right to optionally prepay in whole or in part the outstanding principal amount of the Loans on any Payment Date (a “Redemption Date”) for an amount equal to the aggregate principal amount of the Loans being prepaid plus the Prepayment Premium plus any accrued but unpaid interest and any fees then due and owing (such aggregate amount, the “Redemption Price”). The applicable “Prepayment Premium” shall be an amount calculated pursuant to Section 3.03(a)(i).

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

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(i)    If the Redemption Date occurs:

(A)    on or prior to the fourth (4th) Payment Date, the Prepayment Premium shall be an amount equal to ***% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(B)    after the fourth (4th) Payment Date, and on or prior to the eighth (8th) Payment Date, the Prepayment Premium shall be an amount equal to ***% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(C)    after the eighth (8th) Payment Date, and on or prior to the twelfth (12th) Payment Date, the Prepayment Premium shall be an amount equal to ***% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(D)    after the twelfth (12th) Payment Date, and on or prior to the sixteenth (16th) Payment Date, the Prepayment Premium shall be an amount equal to ***% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(E)    after the sixteenth (16th) Payment Date, and on or prior to the twentieth (20th) Payment Date, the Prepayment Premium shall be an amount equal to ***% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(F)    after the twentieth (20th) Payment Date, the Prepayment Premium shall be an amount equal to ***% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date.

(ii)    To determine the aggregate outstanding principal amount of the Loans, and how many Payment Dates have occurred, as of any Redemption Date for purposes of Section 3.03(a):

(A)    if, as of such Redemption Date, Borrower shall have made only one Borrowing, the number of Payment Dates shall be deemed to be the number of Payment Dates that shall have occurred following the first Borrowing Date;

(B)    if, as of such Redemption Date, Borrower shall have made more than one Borrowing, then the Redemption Price shall equal the sum of multiple Redemption Prices calculated with respect to the Loans of each Borrowing, each of which Redemption Prices shall be calculated based on solely the aggregate outstanding principal amount of the Loans borrowed in such Borrowing (and PIK Loans subsequently borrowed in respect of interest payments thereon), as though the applicable number of Payment Dates equals the number of Payment Dates that shall have occurred following the applicable Borrowing Date. In the case of any partial prepayment, the amount of such prepayment shall be allocated to Loans made in the various Borrowings (and PIK Loans in respect thereof) in the order in which such Borrowings were made;

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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(iii)    No partial prepayment shall be made under this Section 3.03(a) in connection with any event described in Section 3.03(b).

The Prepayment Premium payable upon any prepayment shall be in addition to any payments required pursuant to the Fee Letter.

(b)    Mandatory Prepayments.

(i)    Asset Sales. In the event of any Asset Sale or series of Asset Sales (other than any Asset Sale permitted under Section 9.09(a), (b), (d), (f), (g) or (h) or any Permitted Commercialization Arrangements) yielding Asset Sale Net Proceeds in excess of $*** in the aggregate, Borrower shall provide *** prior written notice of the anticipated closing such Asset Sale to Administrative Agent and, if within such notice period Majority Lenders or Administrative Agent advise Borrower that the Majority Lenders require a prepayment pursuant to this Section 3.03(b)(i), Borrower shall: (x) ***, prepay the aggregate outstanding principal amount of the Loans in an amount equal to the Redemption Price applicable on the date of such Asset Sale in accordance with Section 3.03(a), and (y) in the case of all other Asset Sales not described in the foregoing clause (x), prepay the Loans in an amount equal to the entire amount of the Asset Sale Net Proceeds of such Asset Sale, plus any accrued but unpaid interest and any fees then due and owing, credited in the following order:

(A)    first, in reduction of Borrower’s obligation to pay any unpaid interest and any fees then due and owing (including any fees payable pursuant to the Fee Letter);

(B)    second, in reduction of Borrower’s obligation to pay any Claims or Losses referred to in Section 13.03 then due and owing;

(C)    third, in reduction of Borrower’s obligation to pay any amounts due and owing on account of the unpaid principal amount of the Loans;

(D)    fourth, in reduction of any other Obligation then due and owing; and

(E)    fifth, to Borrower or such other Persons as may lawfully be entitled to or directed by Borrower to receive the remainder.

(ii)    Change of Control. In the event of the consummation of a Change of Control, Borrower shall immediately provide notice of such Change of Control to Administrative Agent and, if within *** of receipt of such notice Majority Lenders or Administrative Agent advise Borrower that the Majority Lenders require a prepayment pursuant to this Section 3.03(b)(ii), Borrower shall prepay the aggregate outstanding principal amount of the Loans in an amount equal to the Redemption Price applicable on the date of such Change of Control in accordance with Section 3.03(a) and any fees payable pursuant to the Fee Letter.

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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SECTION 4

PAYMENTS, ETC.

4.01    Payments.

(a)    Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to an account to be designated by Administrative Agent by notice to Borrower, not later than 4:00 p.m. (Central time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

(b)    Application of Payments. Each Obligor shall, at the time of making each payment under this Agreement or any other Loan Document, specify to Administrative Agent the amounts payable by such Obligor hereunder to which such payment is to be applied (and in the event that Obligors fail to so specify, or if an Event of Default has occurred and is continuing, the Lenders may apply such payment in the manner they determine to be appropriate).

(c)    Non-Business Days. If the due date of any payment under this Agreement (other than of principal of or interest on the Loans) would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

4.02    Computations. All computations of interest and fees hereunder shall be computed on the basis of a year of 360 days and actual days elapsed during the period for which payable.

4.03    Notices. Each notice of optional prepayment shall be effective only if received by Administrative Agent not later than 4:00 p.m. (Central time) on the date *** prior to the date of prepayment (or such shorter period as may be agreed to in Administrative Agent’s sole discretion). Each notice of optional prepayment shall specify the amount to be prepaid and the date of prepayment.

4.04    Set-Off.

(a)    Set-Off Generally. Upon the occurrence and during the continuance of any Event of Default, each of Administrative Agent, each Lender and each of their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Administrative Agent, any Lender and any of their Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not such Person shall have made any demand and although such obligations may be unmatured. Administrative Agent and each Lender agree promptly to notify Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Administrative Agent, each Lender and each of their Affiliates under this Section 4.04 are in addition to other rights and remedies (including other rights of set-off) that such Persons may have.

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(b)    Exercise of Rights Not Required. Nothing contained herein shall require Administrative Agent, any Lender or any of their respective Affiliates to exercise any such right or shall affect the right of such Person to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor.

4.05    Pro Rata Treatment.

(a)    Unless Administrative Agent shall have been notified in writing by any Lender prior to the proposed date of any Borrowing that such Lender will not make the amount that would constitute its share of such Borrowing available to Administrative Agent, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such date in accordance with Section 2, and Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such amount is not in fact made available to Administrative Agent by the required time on the applicable Borrowing Date therefor, such Lender and Borrower severally agree to pay to Administrative Agent forthwith, on demand, such corresponding amount with interest thereon, for each day from and including the date on which such amount is made available to Borrower but excluding the date of payment to Administrative Agent, at (i) in the case of a payment to be made by such Lender, a rate equal to the greater of (A) the Federal Funds Effective Rate and (B) a rate reasonably determined by Administrative Agent in accordance with banking industry rules on interbank compensation. If Borrower and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its share of the applicable borrowing to Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to Administrative Agent.

(b)    Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the Lenders hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Nothing herein shall be deemed to limit the rights of Administrative Agent or any Lender against any Obligor.

(c)    If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the principal of or interest on any Loan made by it or other obligations hereunder, as applicable (other than pursuant to a provision hereof providing for non-pro rata treatment), in excess of its Proportionate Share, of such payment on account of the Loans, such Lender shall (i) notify Administrative Agent of the receipt of such payment, and (ii) within five (5) Business Days of such receipt purchase (for cash

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

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at face value) from the other Lenders, as applicable (directly or through Administrative Agent), without recourse, such participations in the Loans made by them or make such other adjustments as shall be equitable, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of the other Lenders in accordance with their respective Proportionate Shares, as applicable; provided, however, that (A) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (B) the provisions of this paragraph shall not be construed to apply to (x) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment or sale of a participation in any of its Loans to any assignee or participant, other than to Borrower or any of its Affiliates (as to which the provisions of this paragraph shall apply). Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.05(c) may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. No documentation other than notices and the like referred to in this Section 4.05(c) shall be required to implement the terms of this Section 4.05(c). Administrative Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 4.05(c) and shall in each case notify the Lenders following any such purchase. Borrower consents on behalf of itself and each other Obligor to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Obligor rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Obligor in the amount of such participation.

SECTION 5

YIELD PROTECTION, ETC.

5.01    Additional Costs.

(a)    Change in Requirements of Law Generally. If, on or after the date hereof, the adoption of any Requirement of Law, or any change in any Requirement of Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by any of the Lenders (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the date hereof, against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Loans or the Commitment, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining the Loans, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or any other Loan Document, in each case by an amount deemed by such Lender in its reasonable discretion to be material (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (iii) Connection Income Taxes), then Borrower shall,

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upon written demand from such Lender (which demand shall be accompanied by the certification referenced in Section 5.01(c)) pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction so long as such amounts have accrued on or after the day which is two hundred seventy (270) days prior to the date on which the Administrative Agent or such Lenders first made written demand therefor.

(b)    Change in Capital Requirements. If a Lender shall have determined in its reasonable discretion that, on or after the date hereof, the adoption of any Requirement of Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the date hereof, has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Loans to a level below that which a Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then Borrower shall, upon written demand from such Lender (which demand shall be accompanied by the certification referenced in Section 5.01(c)) pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction.

(c)    Notification by Lender. Each Lender (directly or through Administrative Agent) will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 5.01. Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office, to the extent such Lender has more than one lending office, if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of the Lender claiming compensation under this Section 5.01, setting forth the additional amount or amounts to be paid to it hereunder, shall be conclusive and binding on Borrower in the absence of manifest error.

(d)    Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Requirements of Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued.

5.02    Illegality. Notwithstanding any other provision of this Agreement, in the event that on or after the date hereof the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any competent Governmental Authority shall, in the reasonable discretion of a Lender, make it unlawful for such Lender or its lending office to make or maintain the Loans (and, in the opinion of such Lender, the designation of a different lending office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof following which (a) the Lender’s Commitment shall be suspended until such time as such Lender may again make and maintain

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the Loans hereunder and (b) if such Requirement of Law shall so mandate, the Loans shall be prepaid by Borrower within *** after demand, to the extent permitted by Law or as otherwise mandated by such Requirement of Law in an amount equal to the Redemption Price applicable on the date of such prepayment in accordance with Section 3.03(a). Before giving any such notice pursuant to this Section 5.02, such Lender shall designate a different lending office, to the extent such Lender has more than one lending office, if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for such prepayment of the Loans and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender.

5.03    Taxes.

(a)    Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)    Payment of Other Taxes by Borrower. The Obligors shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of each Lender, timely reimburse it for, Other Taxes.

(c)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Obligor to a Governmental Authority pursuant to this Section 5, such Obligor shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment.

(d)    Indemnification. The Obligors shall jointly and severally reimburse and indemnify each Recipient, within *** after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender shall be conclusive absent manifest error.

(e)    Status of Lenders.

(i)    Any Lender that is entitled to an exemption from, or reduction of withholding Tax with respect to payments made under any Loan Document shall make available

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to Borrower (directly or through Administrative Agent) such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding; provided that, other than in the case of U.S. federal withholding Taxes, such Lender has received written notice from Borrower advising it of the availability of such exemption or reduction and containing all applicable documentation. In addition, any Lender shall make available (directly or through Administrative Agent) such other documentation prescribed by applicable law as reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(e)(ii)(A), (B) or (D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)    Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person:

(A)    any Lender that is a U.S. Person shall make available to Borrower (directly or through Administrative Agent) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed originals of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, make available to Borrower (directly or through Administrative Agent and in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), whichever of the following is applicable:

(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)    executed originals of IRS Form W-8ECI (or successor form);

(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the

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meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or successor form); or

(4)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI (or successor form), IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner.

(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, make available to Borrower (directly or through Administrative Agent and in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower to determine the withholding or deduction required to be made; and

(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall make available to Borrower (directly or through Administrative Agent) at the time or times prescribed by law as reasonably requested by Borrower or Administrative Agent any necessary forms and information reasonably requested by Borrower or Administrative Agent to establish that such Lender is not subject to withholding tax under FATCA.

(iii)    Each Lender agrees that if any form or certification it previously made available becomes inaccurate in any respect, or if Borrower notifies such Lender that any form or certification such Lender previously made available has expired or becomes obsolete in any respect, such Lender shall update such form or certification or promptly notify Borrower in writing of its legal inability to do so.

(f)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5 (including by the payment of additional amounts pursuant to this Section 5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority

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with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.03(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 5.03(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)    Mitigation Obligations. If Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or this Section 5.03, then such Lender shall (at the request of Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or this Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

SECTION 6

CONDITIONS PRECEDENT

6.01    Conditions to the First Borrowing. The obligation of each Lender to make a Loan as part of the first Borrowing shall not become effective until the following conditions precedent shall have been satisfied or waived in writing by the Lenders:

(a)    Borrowing Date. Such Borrowing shall be made on the date hereof; provided that Borrower shall have delivered to Administrative Agent a Notice of Borrowing two (2) Business Days prior to the date hereof.

(b)    Amount of First Borrowing. The amount of such Borrowing shall equal $45,000,000.

(c)    Terms of Material Agreements, Etc. Lenders shall be reasonably satisfied with the terms and conditions of all of the Obligors’ Material Agreements.

(d)    No Law Restraining Transactions. No applicable law or regulation shall restrain, prevent or, in the reasonable judgment of the Lenders, impose materially adverse conditions upon the Transactions.

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(e)    Payment of Fees. Lenders shall be satisfied with the arrangements to deduct the fees set forth in the Fee Letter (including without limitation the financing fee required pursuant to the Fee Letter) from the proceeds advanced.

(f)    Lien Searches. Lenders shall be satisfied with Lien searches regarding Borrower and its Subsidiaries made prior to such Borrowing.

(g)    Documentary Deliveries. The Lenders shall have received the following documents, each of which shall be in form and substance satisfactory to the Lenders:

(i)    Agreement. This Agreement duly executed and delivered by Borrower and each of the other parties hereto.

(ii)    Security Documents.

(A)    The Security Agreement, duly executed and delivered by each of the Obligors.

(B)    Reserved.

(C)    (1) Each of the Short-Form IP Security Agreements, duly executed and delivered by the applicable Obligor, and (2) such Intellectual Property security agreements, duly executed and delivered by the applicable Obligor, as the Lenders may require with respect to foreign Intellectual Property.

(D)    Original share certificates or other documents or evidence of title with regard to all Equity Interests owned by the Obligors (to the extent that such Equity Interests are certificated), together with share transfer documents, undated and executed in blank.

(E)    Duly executed control agreements in favor of Administrative Agent for the benefit of the Secured Parties for all Deposit Accounts, Securities Accounts and Commodity Accounts owned by the Obligors in the United States.

(F)    Evidence of filing of UCC-1 financing statements against each Obligor in its jurisdiction of formation or incorporation, as the case may be.

(G)    Reserved.

(H)    Evidence of filing of (1) each of the Short-Form IP Security Agreements in the United States Patent and Trademark Office or the United States Copyright office, as applicable, and (2) such foreign filings as the Lenders may require with respect to foreign Intellectual Property.

(I)    Without limitation, all other documents and instruments reasonably required to perfect the Secured Parties’ Lien on, and security interest in, the Collateral required to be delivered on or prior to such Borrowing Date shall have been duly executed and delivered and be in proper form for filing, and shall create in favor of the Secured Parties, a perfected Lien on, and security interest in, the Collateral, subject to no Liens other than Permitted Liens.

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(iii)    Fee Letter. The Fee Letter duly executed and delivered by Borrower and Administrative Agent.

(iv)    Warrants. For the Lenders, pro rata in accordance with their Proportionate Shares, the Warrants, duly executed by Borrower (for such number of shares as indicated on Schedule 1)

(v)    Perfection Certificate. The Perfection Certificate duly executed and delivered by Borrower.

(vi)    [Reserved]

(vii)    Corporate Documents. Certified copies of the constitutive documents of each Obligor (if publicly available in such Obligor’s jurisdiction of formation) and of resolutions of the Board of Directors (or shareholders, if applicable) of each Obligor authorizing the making and performance by it of the Loan Documents to which it is a party.

(viii)    Incumbency Certificate. A certificate of each Obligor as to the authority, incumbency and specimen signatures of the persons who have executed the Loan Documents and any other documents in connection herewith on behalf of the Obligors.

(ix)    Officer’s Certificate. A certificate, dated such Borrowing Date and signed by the President, a Vice President or a financial officer of Borrower, confirming compliance with the conditions set forth in Section 6.04(b) and certification that all material licenses, consents, authorizations and approvals of, and notices to and filings and registrations with, any Governmental Authority (including all foreign exchange approvals), and of all third-party consents and approvals, necessary in connection with the making and performance by the Obligors of the Loan Documents and the Transactions have been provided to the Administrative Agent.

(x)    Opinions of Counsel. A favorable opinion, dated such Borrowing Date, of counsel to each Obligor in form acceptable to the Lenders and their counsel, responsive to the requests set forth in Exhibit E.

(xi)    Insurance. Certificates and endorsements of insurance evidencing the existence of all insurance required to be maintained by Borrower pursuant to Section 8.05(b) and the designation of Administrative Agent as the lender’s loss payees or additional named insured, as the case may be, thereunder.

(xii)    Payoff Letter. A duly executed and delivered payoff letter with respect to Borrower’s Existing Debt Facility, together with a release of such secured parties’ existing liens, each in form and substance satisfactory to Administrative Agent.

(xiii)    [Reserved]

(xiv)    Other Liens. Duly executed and delivered copies of such acknowledgement letters as are reasonably requested by Administrative Agent with respect to existing Liens.

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6.02    Conditions to Second Borrowing. The obligation of each Lender to make a Loan as part of a second Borrowing is subject to the following conditions precedent, which shall have been satisfied or waived in writing by the Lenders:

(a)    First Borrowing. The first Borrowing shall have occurred.

(b)    Borrowing Date. Such Borrowing shall occur on or prior to March 29, 2018.

(c)    Amount of Borrowing. The amount of such Borrowing shall equal $15,000,000.

(d)    Borrowing Milestone. The Second Draw Milestone shall have occurred.

(e)    Notice of Milestone Achievement and Audit. Borrower shall have delivered to Administrative Agent a notice certifying satisfaction of the condition set forth in clause (a) of the Second Draw Milestone no later than *** thereafter, and the Lenders shall have been reasonably satisfied with the results of its audit of Borrower’s Product Revenue by examining Borrower’s books and records.

(f)    Notice of Borrowing. A Notice of Borrowing shall have been received no later than *** after satisfaction of the condition set forth in clause (a) of the Second Draw Milestone.

(g)    Financing Fee. Administrative Agent shall have received, for the account of each Lender, the fees payable pursuant to the Fee Letter.

(h)    Warrants. For the Lenders, pro rata in accordance with their Proportionate Shares, the Warrants, duly executed by Borrower equal to ***% of the common stock of Borrower, calculated on a Fully-Diluted Basis (as defined in the Warrant) as of the dated of the Second Borrowing.

Notwithstanding the foregoing, in the event Borrower fails to achieve the Second Draw Milestone, but achieves an average Market Capitalization of at least $*** for the *** ending December 31, 2017, subject to the conditions precedent set forth in clauses (a), (b), and (g) above and subject to the receipt of a Notice of Borrowing no later than *** after December 31, 2017, a second Borrowing in an amount equal to $5,000,000 shall be made available to Borrower.

6.03    Conditions to Third Borrowing. The obligation of each Lender to make a Loan as part of a third Borrowing is subject to the following conditions precedent, which shall have been satisfied or waived in writing by the Lenders:

(a)    Second Borrowing. The second Borrowing shall have occurred.

(b)    Borrowing Date. Such Borrowing shall occur on or prior to December 28, 2018.

(c)    Amount of Borrowing. The amount of such Borrowing shall equal $15,000,000.

(d)    Borrowing Milestone. The Third Draw Milestone shall have occurred.

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(e)    Notice of Milestone Achievement and Audit. Borrower shall have delivered to Administrative Agent a notice certifying satisfaction of the condition set forth in clause (a) of the Third Draw Milestone no later than *** thereafter, and the Lenders shall have been reasonably satisfied with the results of its audit of Borrower’s Product Revenue by examining Borrower’s books and records.

(f)    Notice of Borrowing. A Notice of Borrowing shall have been received no later than *** after satisfaction of clause (a) of the Third Draw Milestone.

(g)    Financing Fee. Administrative Agent shall have received, for the account of each Lender, the fees payable pursuant to the Fee Letter.

(h)    Warrants. For the Lenders, pro rata in accordance with their Proportionate Shares, the Warrants, duly executed by Borrower equal to ***% of the common stock of Borrower, calculated on a Fully-Diluted Basis (as defined in the Warrant) as of the dated of the Third Borrowing).

6.04    Conditions to Each Borrowing. The obligation of each Lender to make a Loan as part of any Borrowing (including the first Borrowing) is also subject to satisfaction of the following further conditions precedent on the applicable Borrowing Date, which shall have been satisfied or waived in writing by the Lenders:

(a)    Commitment Period. Except in the case of any PIK Loan, such Borrowing Date shall occur during the Commitment Period.

(b)    No Default; Representations and Warranties. Both immediately prior to the making of such Loan and after giving effect thereto and to the intended use thereof:

(i)    no Default shall have occurred and be continuing or would result from such proposed Loan or the application of the proceeds thereof;

(ii)    the representations and warranties made in Section 7 (A) in the case of representations and warranties qualified by “materiality”, “Material Adverse Effect” or “knowledge”, shall be true and correct in all respects and (B) in the case of all other representations and warranties, true in all material respects on and as of the Borrowing Date, and immediately after giving effect to the application of the proceeds of the Borrowing, with the same force and effect as if made on and as of such date (except that the representation regarding representations and warranties that refer to a specific earlier date shall be that they were true and correct on such earlier date);and

(iii)    no Material Adverse Effect has occurred or is reasonably likely to occur after giving effect to such proposed Borrowing.

(c)    Notice of Borrowing. Except in the case of any PIK Loan, Administrative Agent shall have received a Notice of Borrowing as and when required pursuant to Section 2.02.

Each Borrowing shall constitute a certification by Borrower to the effect that the conditions set forth in this Section 6.04 have been fulfilled as of the applicable Borrowing Date.

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SECTION 7

REPRESENTATIONS AND WARRANTIES

Each Obligor represents and warrants to Administrative Agent and the Lenders that:

7.01    Power and Authority. Each of Borrower and its Subsidiaries (a) is a duly organized and validly existing under the laws of its jurisdiction of organization, (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its Business as now being or as proposed to be conducted except to the extent that failure to have the same could not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the Business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect, and (d) has full power, authority and legal right to make and perform each of the Loan Documents to which it is a party and, in the case of Borrower, to borrow the Loans hereunder.

7.02    Authorization; Enforceability. The Transactions are within each Obligor’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.03    Governmental and Other Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents, (b) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of Borrower and its Subsidiaries, (c) will not violate any order of any Governmental Authority , (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (e) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Borrower and its Subsidiaries.

7.04    Financial Statements; Material Adverse Change.

(a)    Financial Statements. The financial statements of Borrower (i) for the periods prior to the Closing Date as filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) as shall be furnished to the Lenders following the Closing Date as provided for in Section 8.01 present fairly, in all material respects, the financial position and results of operations and cash flows of

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements previously-delivered statements of the type described in Section 8.01(b). Neither Borrower nor any of its Subsidiaries has any material contingent liabilities or unusual forward or long-term commitments not disclosed in the aforementioned financial statements.

(b)    No Material Adverse Change. Except as may be disclosed in the Borrower’s filings under the Exchange Act and filed prior to the Closing Date, since December 31, 2015, there has been no Material Adverse Change.

7.05    Properties.

(a)    Property Generally. Each Obligor has good and marketable fee simple title to, or valid leasehold interests in, all its real and personal Property material to its Business, subject only to Permitted Liens and except for minor defects in title that do not interfere with its ability to conduct its Business as currently conducted or to utilize such properties for their intended purposes.

(b)    Intellectual Property. The Obligors represent and warrant to the Lenders as follows, as of the date hereof, each Borrowing Notice Date and each Borrowing Date:

(i)    Schedule 7.05(b)(i) of the Disclosure Letter (as amended from time to time by Borrower in accordance with Section 7.21) contains:

(A)    a complete and accurate list of all applied for or registered Patents, owned by or licensed to any Obligor, including the jurisdiction and patent number;

(B)    a complete and accurate list of all applied for or registered Trademarks, owned by or licensed to any Obligor, including the jurisdiction, trademark application or registration number and the application or registration date; and

(C)    a complete and accurate list of all applied for or registered Copyrights, owned by or licensed to any Obligor;

(ii)    Each Obligor is the absolute beneficial owner of all right, title and interest in and to and have the right to use the Obligor Intellectual Property with no breaks in chain of title with good and marketable title, free and clear of any Liens or Claims of any kind whatsoever other than Permitted Liens. Without limiting the foregoing, and except as set forth in Schedule 7.05(b)(ii) of the Disclosure Letter.

(A)    other than with respect to the Material Agreements, or as permitted by Section 9.09, the Obligors have not transferred ownership of Material Intellectual Property, in whole or in part, to any other Person who is not an Obligor;

(B)    other than (i) the Material Agreements, (ii) customary restrictions in in-bound licenses of Intellectual Property and non-disclosure agreements, or (iii) as would have been or is permitted by Section 9.09, there are no judgments, covenants not to sue, permits, grants, licenses, Liens (other than Permitted Liens), Claims, or other agreements or arrangements relating to the Obligors’ Material Intellectual Property, including any development, submission, services, research, license or support agreements, which bind, obligate or otherwise restrict the Obligors;

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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(C)    the use of any of the Obligor Intellectual Property, to any Obligor’s Knowledge, does not breach, violate, infringe or interfere with or constitute a misappropriation of any valid rights arising under any Intellectual Property of any other Person;

(D)    there are no pending or, to any Obligor’s Knowledge, threatened Claims against the Obligors asserted by any other Person relating to the Obligor Intellectual Property, including any Claims of adverse ownership, invalidity, infringement, misappropriation, violation or other opposition to or conflict with such Intellectual Property; no Obligor has received any written notice from any Person that any Obligor business, the use of the Obligor Intellectual Property, or the manufacture, use or sale of any product or the performance of any service by any Obligor infringes upon, violates or constitutes a misappropriation of, or may infringe upon, violate or constitute a misappropriation of, or otherwise interfere with, any other Intellectual Property of any other Person;

(E)    no Obligor has any Knowledge that the Obligor Intellectual Property is being infringed, violated, misappropriated or otherwise used by any other Person without the express authorization of the Obligors. Without limiting the foregoing, no Obligor has put any other Person on notice of actual or potential infringement, violation or misappropriation of any of the Obligor Intellectual Property; no Obligor has initiated the enforcement of any Claim with respect to any of the Obligor Intellectual Property;

(F)    all relevant current and former employees and contractors of each Obligor have executed written confidentiality and invention assignment Contracts with such Obligor that irrevocably assign to such Obligor or its designee all of their rights to any Inventions relating to any of Obligor’s business;

(G)    to the Knowledge of the Obligors, the Obligor Intellectual Property is all the Intellectual Property necessary for the operation of Obligors’ business as it is currently conducted or as currently contemplated to be conducted;

(H)    each Obligor has taken reasonable precautions to protect the secrecy, confidentiality and value of its Obligor Intellectual Property consisting of trade secrets and confidential information;

(I)    each Obligor has delivered to Administrative Agent accurate and complete copies of all Material Agreements relating to the Obligor Intellectual Property;

(J)    there are no pending or, to the Knowledge of any of the Obligors, threatened in writing Claims against the Obligors asserted by any other Person relating to the Material Agreements, including any Claims of breach or default under such Material Agreements;

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

(iii)    With respect to the Obligor Intellectual Property consisting of Patents, except as set forth in Schedule 7.05(b)(ii) of the Disclosure Letter, and without limiting the representations and warranties in Section 7.05(b)(ii) of the Disclosure Letter:

(A)    each of the issued claims in such Patents, to Obligors’ Knowledge, is valid and enforceable;

(B)    the inventors claimed in such Patents have executed written Contracts with an Obligor or its predecessor-in-interest that properly and irrevocably assigns to an Obligor or predecessor-in-interest all of their rights to any of the Inventions claimed in such Patents to the extent permitted by applicable law;

(C)    none of the Patents, or the Inventions claimed in them, have been dedicated to the public except as a result of intentional decisions made by the applicable Obligor;

(D)    to any Obligor’s Knowledge, all prior art material to such Patents was adequately disclosed to or considered by the respective patent offices during prosecution of such Patents to the extent required by applicable law or regulation;

(E)    subsequent to the issuance of such Patents, neither any Obligor nor their predecessors in interest, have filed any disclaimer or filed any other voluntary reduction in the scope of the Inventions claimed in such Patents;

(F)    no allowable or allowed subject matter of such Patents, to any Obligor’s Knowledge, is subject to any competing conception claims of allowable or allowed subject matter of any patent applications or patents of any third party and have not been the subject of any interference, re-examination or opposition proceedings, nor are the Obligors aware of any basis for any such interference, re-examination or opposition proceedings;

(G)    no such Patents, to any Obligor’s Knowledge, have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable Patent Office recorded with respect to any Patents, no Obligor has received any notice asserting that such Patents are invalid, unpatentable or unenforceable; if any of such Patents is terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in the Collateral;

(H)    no Obligor has received an opinion, whether preliminary in nature or qualified in any manner, which concludes that a challenge to the validity or enforceability of any of such Patents is more likely than not to succeed;

(I)    no Obligor has any Knowledge that any Obligor or any prior owner of such Patents or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable any such Patents; and

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

(J)    all maintenance fees, annuities, and the like due or payable on the Patents have been timely paid or the failure to so pay was the result of an intentional decision by the applicable Obligor or would not reasonably be expected to result in a Material Adverse Change.

(c)    Material Intellectual Property. Schedule 7.05(c) of the Disclosure Letter (as amended from time to time by Borrower in accordance with Section 7.21) contains an accurate list of the Obligor Intellectual Property that is material to any Obligor’s business with an indication as to whether the applicable Obligor owns or has an exclusive or non-exclusive license to such Obligor Intellectual Property.

7.06    No Actions or Proceedings.

(a)    Litigation. There is no litigation, investigation or proceeding pending or, to any Obligor’s Knowledge, threatened with respect to Borrower and its Subsidiaries by or before any Governmental Authority or arbitrator (i) that either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, except as specified in Schedule 7.06 of the Disclosure Letter or (ii) that involves this Agreement or the Transactions.

(b)    Environmental Matters. The operations and Property of Borrower and its Subsidiaries comply with all applicable Environmental Laws, except to the extent the failure to so comply (either individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

(c)    Labor Matters. Borrower and its Subsidiaries have not engaged in unfair labor practices and there are no material labor actions or disputes involving the employees of Borrower or its Subsidiaries.

7.07    Compliance with Laws and Agreements. Each of the Obligors is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

7.08    Taxes. All federal, state, local and foreign income and franchise and other material Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliate have been timely filed with the appropriate Governmental Authorities, all such Tax Returns are true and correct in all material respects, and all Taxes reflected therein or otherwise due and payable have been timely paid (except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP). No Tax Return is under audit or examination by any Governmental Authority and no notice of any material audit or examination or any assertion of any claim for Taxes has been given or made by any Governmental Authority. Proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the Tax, social security and unemployment withholding provisions of applicable Laws and such withholdings have been timely paid to the respective Governmental Authorities. No Tax Affiliate has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

7.09    Full Disclosure. Obligors have disclosed to Administrative Agent and the Lenders all Material Agreements to which any Obligor is subject, and all other matters to any Obligor’s Knowledge, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Obligor to Administrative Agent or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

7.10    Regulation.

(a)    Investment Company Act. Neither Borrower nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

(b)    Margin Stock. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X.

(c)    OFAC; Sanctions, Etc. Neither Borrower nor any of its Subsidiaries or, to the knowledge of any Obligor, any Related Person (i) is currently the subject of any Sanctions or is a Sanctioned Person, (ii) is located (or has its assets located), organized or residing in any Sanctioned Jurisdiction, (iii) is or has been (within the previous five (5) years) engaged in any impermissible transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Sanctioned Jurisdiction, (iv) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons, (v) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws, or (vi) has violated any Anti-Money Laundering Laws. No Loan, nor the proceeds from any Loan, has been or will be used, directly or indirectly, to lend, contributed or provide to, or has been or will be otherwise made available to fund, any impermissible activity or business of any Person located, organized or residing in any Sanctioned Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including the Lender and its Affiliates) of Sanctions or otherwise in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. Each of Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to promote compliance by Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Related Persons with the Anti-Corruption Laws.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

7.11    Solvency. Each Obligor is and, immediately after giving effect to the Borrowing and the use of proceeds thereof will be, Solvent.

7.12    Subsidiaries. Set forth on Schedule 7.12 of the Disclosure Letter is a complete and correct list of all Subsidiaries as of the date hereof. Each such Subsidiary is duly organized and validly existing under the jurisdiction of its organization shown in said Schedule 7.12 of the Disclosure Letter, and the percentage ownership by Borrower of each such Subsidiary is as shown in said Schedule 7.12 of the Disclosure Letter.

7.13    Indebtedness and Liens. Set forth on Schedule 7.13(a) of the Disclosure Letter is a complete and correct list of all Indebtedness of each Obligor outstanding as of the date hereof. Schedule 7.13(b) of the Disclosure Letter is a complete and correct list of all Liens granted by Borrower and other Obligors with respect to their respective Property and outstanding as of the date hereof.

7.14    Material Agreements. Set forth on Schedule 7.14 of the Disclosure Letter (as amended from time to time by Borrower in accordance with Section 7.21) is a complete and correct list of (i) each Material Agreement and (ii) each agreement creating or evidencing any Material Indebtedness. No Obligor is in default under any such Material Agreement or agreement creating or evidencing any Material Indebtedness. Except as otherwise disclosed on Schedule 7.14 of the Disclosure Letter, all material vendor purchase agreements and provider contracts of the Obligors are in full force and effect without material modification from the form in which the same were disclosed to Administrative Agent and the Lenders.

7.15    Restrictive Agreements. None of the Obligors is subject to any indenture, agreement, instrument or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (other than (x) customary provisions in contracts (including without limitation leases and in-bound licenses of Intellectual Property) restricting the assignment thereof or (y) restrictions or conditions imposed by any agreement governing secured Permitted Indebtedness permitted under Section 9.01(h), to the extent that such restrictions or conditions apply only to the property or assets securing such Indebtedness) or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to Borrower or any other Subsidiary or to Guarantee Indebtedness of Borrower or any other Subsidiary (each, a “Restrictive Agreement”), except in each case for those listed on Schedule 7.15 of the Disclosure Letter or otherwise permitted under Section 9.11.

7.16    Real Property.

(a)    Generally. Neither Borrower nor any of its Subsidiaries owns or leases (as tenant thereof) any real property, except as described on Schedule 7.16 of the Disclosure Letter (as amended from time to time by Borrower in accordance with Section 7.21).

(b)    Borrower Lease. (i) Borrower has delivered a true, accurate and complete copy of the Borrower Lease to Administrative Agent.

(ii)    The Borrower Lease is in full force and effect and no default has occurred under the Borrower Lease and, to the Knowledge of Borrower, there is no existing condition which, but for the passage of time or the giving of notice, could reasonably be expected to result in a default under the terms of the Borrower Lease.

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

(iii)    Borrower is the tenant under the Borrower Lease and has not transferred, sold, assigned, conveyed, disposed of, mortgaged, pledged, hypothecated, or encumbered any of its interest in, the Borrower Lease.

7.17    Pension Matters. Schedule 7.17 of the Disclosure Letter sets forth, as of the date hereof, a complete and correct list of, and that separately identifies, (a) all Title IV Plans, (b) all Multiemployer Plans and (c) all material Benefit Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Requirements of Law so qualifies. Except for those that could not, in the aggregate, have a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (y) there are no existing or pending (or to the Knowledge of any Obligor or Subsidiary thereof, threatened) claims (other than routine claims for benefits in the normal course and administrative appeals of denied claims), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or could have an obligation or any liability or Claim and (z) no ERISA Event is reasonably expected to occur. Borrower and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least 60%, and neither Borrower nor any of its ERISA Affiliates knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage to fall below 60% as of the most recent valuation date. As of the date hereof, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding. No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made.

7.18    Collateral; Security Interest. Each Security Document is effective to create in favor of the Secured Parties a legal, valid and enforceable security interest in the Collateral subject thereto and each such security interest is perfected to the extent required by (and has the priority required by) the applicable Security Document. The Security Documents collectively are effective to create in favor of the Secured Parties a legal, valid and enforceable security interest in the Collateral, which security interests are first-priority (subject only to Permitted Priority Liens).

7.19    Regulatory Approvals. Borrower and its Subsidiaries hold, and will continue to hold, either directly or through licensees and agents, all Regulatory Approvals, licenses, permits and similar governmental authorizations of a Governmental Authority necessary or required for Borrower and its Subsidiaries to conduct the Business in the manner currently conducted.

7.20    [Reserved].

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

7.21    Update of Schedules. Each of Schedules 7.05(b)(i), 7.05(c), 7.14 and 7.16 of the Disclosure Letter may be updated by Borrower from time to time in order to ensure the continued accuracy of such Schedule as of any upcoming date on which representations and warranties are made incorporating the information contained on such Schedule. Such update may be accomplished by Borrower providing to Administrative Agent, in writing (including by electronic means), a revised version of such Schedule in accordance with the provisions of Section 13.02. Each such updated Schedule shall be effective immediately upon the receipt thereof by the Lenders.

SECTION 8

AFFIRMATIVE COVENANTS

Each Obligor covenants and agrees with Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than Warrant Obligations) have been paid in full indefeasibly in cash:

8.01    Financial Statements and Other Information. Borrower will furnish to Administrative Agent:

(a)    as soon as available and in any event within *** following the date Borrower files or is required to file (or would be required to file if it were subject to the reporting requirements under the Exchange Act) a Quarterly Report on Form 10-Q with the SEC, the consolidated balance sheets of the Obligors as of the end of such quarter, and the related consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Borrower stating that such financial statements fairly present in all material respects the financial condition of Borrower and its Subsidiaries as at such date and the results of operations of Borrower and its Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes; provided that, so long as Borrower is subject to the public reporting requirements of the Exchange Act, Borrower’s filing of a Quarterly Report on Form 10-Q with the SEC shall be deemed to satisfy the requirements of this Section 8.01(a) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto;

(b)    as soon as available and in any event within *** following the date Borrower files or is required to file (or would be required to file if it were subject to the reporting requirements under the Exchange Act) its Annual Report on Form 10-K with the SEC, the consolidated balance sheets of Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of Cherry Bekaert LLP or another firm of independent certified public accountants of recognized national standing approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed, which report

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

and opinion shall be prepared in accordance with generally accepted auditing standards; provided that, so long as Borrower is subject to the public reporting requirements of the Exchange Act, Borrower’s filing of an Annual Report on Form 10-K with the SEC shall be deemed to satisfy the requirements of this Section 8.01(b) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto;

(c)    [reserved]

(d)    together with the financial statements required pursuant to Sections 8.01(a) and (b), a compliance certificate of a Responsible Officer as of the end of the applicable accounting period (which delivery may, unless a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes) in the form of Exhibit D (a “Compliance Certificate”) including details of any material issues that are raised by auditors;

(e)    promptly upon receipt thereof, copies of all letters of representation signed by an Obligor to its auditors and copies of all auditor reports delivered for each fiscal quarter;

(f)    as soon as available, but in no event delivered later than *** after the end of each fiscal year, a consolidated financial forecast for Borrower and its Subsidiaries for the following five fiscal years, including forecasted consolidated balance sheets, consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries;

(g)    promptly after the same are released, copies of all press releases, unless the same are available publicly via PR Newswire, Bloomberg, Yahoo! Finance or similar services;

(h)    promptly, and in any event within *** after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which an Obligor may become subject from time to time concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor;

(i)    the information regarding insurance maintained by Borrower and its Subsidiaries as required under Section 8.05;

(j)    within *** following Administrative Agent’s request at any time, proof of Borrower’s compliance with Section 10.01; and

(k)    within *** following the occurrence of any meeting of Borrower’s Board of Directors or holders of Borrower’s Equity Interests, as applicable, copies of all statements, reports and notices (including board kits) made available to Borrower’s Board of Directors or holders of Borrower’s Equity Interests; provided that any such material may be redacted by Borrower to exclude information relating to the Lenders (including Borrower’s strategy regarding the Loans) and provided, further that materials made available via the SEC’s EDGAR system or a successor system shall be deemed to satisfy the requirements of this Section 8.01(k) upon being made so available.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

8.02    Notices of Material Events. Borrower will furnish to Administrative Agent written notice of the following promptly after a Responsible Officer first learns of the existence of:

(a)    the occurrence of any Default;

(b)    notice of the occurrence of any event with respect to an Obligor’s property or assets resulting in a Loss aggregating $*** (or the Equivalent Amount in other currencies) or more;

(c)    (A) any proposed acquisition of stock, assets or property by any Obligor that would reasonably be expected to result in environmental liability under Environmental Laws, and (B)(1) spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any Governmental Authority under applicable Environmental Laws, and (2) all actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or to any Obligor’s Knowledge, threatened against or affecting Borrower or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of their respective businesses, operations or properties, relating to Environmental Laws or Hazardous Material;

(d)    the assertion of any environmental matter by any Person against, or with respect to the activities of, Borrower or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations which could reasonably be expected to involve damages in excess of $*** other than any environmental matter or alleged violation that, if adversely determined, could not (either individually or in the aggregate) have a Material Adverse Effect;

(e)    the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Borrower or any of its Affiliates that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect provided that (1) notices required for this subsection (e) may be delivered with Borrower’s quarterly Compliance Certificate unless any of the foregoing events would reasonably be expected to have a Material Adverse Effect and (2) for so long as Borrower is subject to the public reporting requirements of the Exchange Act, items in this subsection (e) shall be deemed to be furnished in writing pursuant to this subsection (e) on the date on which such information is first available via the SEC’s EDGAR system or any successor thereto;

(f)    (i) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (ii) promptly, and in any event within ***, after any Responsible Officer of any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice (which may be made by telephone if promptly confirmed in writing) describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto;

(g)    the termination of any Material Agreement other than upon its scheduled termination date as set forth in the applicable Material Agreement; (ii) the receipt by Borrower or

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any of its Subsidiaries of a written notice from a counterparty asserting a default or breach by Borrower or any of its subsidiaries under any Material Agreement where such alleged default or breach, if accurate, would permit such counterparty to terminate such Material Agreement; (iii) the entering into of any new Material Agreement by an Obligor; or (iv) any material amendment to a Material Agreement in any manner adverse to Lenders; provided that (1) notices required for this subsection (g) may be delivered with Borrower’s quarterly Compliance Certificate unless any of the foregoing events would reasonably be expected to have a Material Adverse Effect and (2) for so long as Borrower is subject to the public reporting requirements of the Exchange Act, items (i), (iii) and (iv) shall be deemed to be furnished in writing pursuant to this subsection (g) on the date on which such information is first available via the SEC’s EDGAR system or any successor thereto (provided, however, that, if Borrower redacts any part of such agreement or other document that it files with the SEC, then Borrower shall, prior to or concurrently with filing such agreement or document with the SEC, deliver to Administrative Agent a completely unredacted version of such agreement or document);

(h)    the reports and notices as required by the Security Documents;

(i)    within *** of the date thereof, or, if earlier, on the date of delivery of any financial statements pursuant to Section 8.01, notice of any material change in accounting policies or financial reporting practices by the Obligors;

(j)    promptly after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor;

(k)    a licensing agreement or arrangement entered into by Borrower or any Subsidiary in connection with any infringement or alleged infringement of the Intellectual Property of another Person;

(l)    any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

(m)    concurrently with the delivery of financial statements under Section 8.01(b), the creation or other acquisition of any Intellectual Property by Borrower or any Subsidiary after the date hereof and during such prior fiscal year which is registered or becomes registered or the subject of an application for registration with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, or with any other equivalent foreign Governmental Authority;

(n)    any change to any Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts, by delivering to Administrative Agent an updated Annex 7 to the Security Agreement setting forth a complete and correct list of all such accounts as of the date of such change; or

(o)    such other information respecting the operations, properties, business or condition (financial or otherwise) of the Obligors (including with respect to the Collateral) as Administrative Agent may from time to time reasonably request.

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Each notice delivered under this Section 8.02 shall be accompanied by a statement of a financial officer or other executive officer of Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

8.03    Existence; Conduct of Business. Such Obligor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its Business, except where failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03.

8.04    Payment of Obligations. Such Obligor will, and will cause each of its Subsidiaries to, pay and discharge its obligations, including (i) all Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of Borrower or any Subsidiary, except to the extent such Taxes, fees, assessments or governmental charges or levies, or such claims are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP; and (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property not constituting a Permitted Lien.

8.05    Insurance. Such Obligor will, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. Upon the request of Administrative Agent or the Majority Lenders, such Obligor shall furnish Administrative Agent from time to time with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies. Such Obligor also shall furnish to Administrative Agent from time to time upon the request of Administrative Agent or the Majority Lenders a certificate from such Obligor’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid, that such policies are in full force and effect and that such insurance coverage and such policies comply with all the requirements of this Section 8.05. Such Obligor shall use commercially reasonable efforts to ensure, or cause others to ensure, that all insurance policies required under this Section 8.05 shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed in a manner adverse to such Obligor without at least *** prior written notice to such Obligor and Administrative Agent. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle the Secured Parties to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of such Obligor (payable on demand). The amount of any such expenses shall accrue interest at the Default Rate if not paid on demand, and shall constitute “Obligations.”

8.06    Books and Records; Inspection Rights. Such Obligor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries

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are made of all dealings and transactions in relation to its Business and activities. Such Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by Administrative Agent, upon reasonable (but no less than ***) prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times (but not more often than once a year unless an Event of Default has occurred and is continuing) as Administrative Agent may request. The Obligors shall pay all documented out-of-pocket costs of all such inspections.

8.07    Compliance with Laws and Other Obligations. Such Obligor will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including Environmental Laws) and (ii) comply in all material respects with all terms of Indebtedness and all other Material Agreements.

8.08    Maintenance of Properties, Etc.

(a)    Such Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its properties necessary or useful in the proper conduct of its Business in good working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)    Without limiting the generality of Section 8.08(a), each Obligor shall comply with each of the following covenants with respect to the Borrower Lease:

(i)    Borrower shall diligently perform and timely observe all of the terms, covenants and conditions of the Borrower Lease on the part of Borrower to be performed and observed prior to the expiration of any applicable grace period therein provided and do everything necessary to preserve and to keep unimpaired and in full force and effect the Borrower Lease.

(ii)    Borrower shall promptly notify Administrative Agent of the giving of any written notice by Borrower Landlord to Borrower of any default by Borrower thereunder, and promptly deliver to Administrative Agent a true copy of each such notice. If Borrower shall be in default under the Borrower Lease, Administrative Agent and the Lenders shall have the right (but not the obligation) to cause the default or defaults under the Borrower Lease to be remedied and otherwise exercise any and all rights of Borrower under the Borrower Lease, as may be necessary to prevent or cure any default. Administrative Agent and Lenders shall have the right to enter all or any portion of the Property, at such times and in such manner as Administrative Agent or the Majority Lenders reasonably deem necessary, to prevent or to cure any such default. Without limiting the foregoing, upon any such default, Borrower shall promptly execute, acknowledge and deliver to Administrative Agent such instruments as may reasonably be required of Borrower to permit Administrative Agent and Lenders to cure any default under the Borrower Lease or permit Administrative Agent and Lenders to take such other action required to enable Lenders to cure or remedy the matter in default and preserve the security

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interest of Lenders under the Loan Documents with respect to the Borrower Facility. Any amounts paid by Administrative Agent or any Lender pursuant to this Section 8.08(b) shall be payable on demand by Obligors, shall accrue interest at the Default Rate if not paid on demand, and shall constitute “Obligations.”

(iii)    Borrower shall use commercially reasonable efforts to enforce, in a commercially reasonable manner, each covenant or obligation of Borrower Landlord in the Borrower Lease in accordance with its terms. Subject to the terms and requirements of the Borrower Lease, within *** after receipt of written request by Administrative Agent or Lenders, Borrower shall use reasonable efforts to obtain from Borrower Landlord under the Borrower Lease and furnish to Administrative Agent an estoppel certificate from Borrower Landlord stating the date through which rent has been paid and whether or not, to Borrower Landlord’s knowledge, there are any defaults thereunder and specifying the nature of such claimed defaults, if any, and such other matters as Administrative Agent or Lenders may reasonably request or in the form required pursuant to the terms of the Borrower Lease. Borrower shall furnish to Administrative Agent all information that Administrative Agent or Lenders may reasonably request from time to time in the possession of Borrower (or reasonably available to Borrower) concerning the Borrower Lease and Borrower’s compliance with the Borrower Lease.

(iv)    Borrower, promptly upon learning that Borrower Landlord has failed to perform the material terms and provisions under the Borrower Lease and immediately upon learning of a rejection or disaffirmance or purported rejection or disaffirmance of the Borrower Lease pursuant to any state or federal bankruptcy law, shall notify Administrative Agent thereof. Borrower shall promptly notify Administrative Agent of any request that any party to the Borrower Lease makes for arbitration or other dispute resolution procedure pursuant to the Borrower Lease and of the institution of any such arbitration or dispute resolution. Borrower hereby authorizes Administrative Agent and Lenders to attend any such arbitration or dispute, and upon the occurrence and during the continuance of an Event of Default participate in any such arbitration or dispute resolution but such participation shall not be to the exclusion of Borrower; provided, however, that, in any case, Borrower shall consult with Administrative Agent with respect to the matters related thereto. Borrower shall promptly deliver to Administrative Agent a copy of the determination of each such arbitration or dispute resolution mechanism.

(v)    If Administrative Agent, any Lender or any of their respective designees shall acquire or obtain a new Borrower Lease following a termination of the Borrower Lease, then Borrower shall have no right, title or interest whatsoever in or to such new Borrower Lease, or any proceeds or income arising from the estate arising under any such new Borrower Lease, including from any sale or other disposition thereof. Administrative Agent, such Lender or such designee shall hold such new Borrower Lease free and clear of any right or claim of Borrower.

(vi)    Borrower shall promptly, after obtaining knowledge of such filing notify Administrative Agent orally of any filing by or against Borrower Landlord under the Borrower Lease of a petition under the Bankruptcy Code or other applicable law. Borrower shall thereafter promptly give written notice of such filing to Administrative Agent, setting forth any information available to Borrower as to the date of such filing, the court in which such petition was filed, and the relief sought in such filing. Borrower shall promptly deliver to Administrative Agent any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating to such petition.

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8.09    Licenses. Such Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all material licenses, authorizations, consents, filings, exemptions, registrations and other Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its Business and ownership of its properties.

8.10    Action under Environmental Laws. Such Obligor shall, and shall cause each of its Subsidiaries to, upon becoming aware of the presence of any Hazardous Materials or the existence of any environmental liability under applicable Environmental Laws with respect to their respective businesses, operations or properties, take all actions, at their cost and expense, as shall be necessary or advisable to investigate and clean up the condition of their respective businesses, operations or properties, including all required removal, containment and remedial actions, and restore their respective businesses, operations or properties to a condition in compliance with applicable Environmental Laws.

8.11    Use of Proceeds. The proceeds of the Loans will be used only as provided in Section 2.04. No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.

8.12    Certain Obligations Respecting Subsidiaries; Further Assurances.

(a)    Subsidiary Guarantors. Such Obligor will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries (other than any Excluded Foreign Subsidiary not required to be a Subsidiary Guarantor under Section 8.12(b)(i), are “Subsidiary Guarantors” hereunder. Without limiting the generality of the foregoing, in the event that Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary (other than any new Excluded Foreign Subsidiary not required to be a Subsidiary Guarantor under Section 8.12(b)(i)), such Obligor and its Subsidiaries concurrently will:

(i)    cause such new Subsidiary to become a “Subsidiary Guarantor” hereunder, and a “Grantor” under the Security Agreement, pursuant to a Guarantee Assumption Agreement;

(ii)    take such action or cause such Subsidiary to take such action (including delivering such shares of stock together with undated transfer powers executed in blank) as shall be necessary to create and perfect valid and enforceable first priority (subject to Permitted Priority Liens) Liens on substantially all of the property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder;

(iii)    to the extent that the parent of such Subsidiary is not a party to the Security Agreement or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Agreement and this Agreement, cause the parent of such Subsidiary to execute and deliver a pledge agreement in favor of the Secured Parties in respect of all outstanding issued shares of such Subsidiary; and

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(iv)    deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as Administrative Agent or the Majority Lenders shall have requested.

(b)    Excluded Foreign Subsidiaries.

(i)    In the event that, at any time, Excluded Foreign Subsidiaries have, in the aggregate, (i) total revenues constituting 5% or more of the total revenues of Borrower and its Subsidiaries on a consolidated basis, or (ii) total assets constituting 5% or more of the total assets of Borrower and its Subsidiaries on a consolidated basis, promptly (and, in any event, within *** after such time) Obligors shall cause one or more of such Excluded Foreign Subsidiaries to become Subsidiary Guarantors in the manner set forth in Section 8.12(a), such that, after such Subsidiaries become Subsidiary Guarantors, the non-guarantor Excluded Foreign Subsidiaries in the aggregate shall cease to have revenues or assets, as applicable, that meet the thresholds set forth in clauses (i) and (ii) above; provided that no Excluded Foreign Subsidiary shall be required to become a Subsidiary Guarantor if doing so would result in material adverse tax consequences for Borrower and its Subsidiaries, taken as a whole.

(ii)    With respect to each First-Tier Foreign Subsidiary that is not a Subsidiary Guarantor, such Obligor shall grant a security interest and Lien in 65% of each class of voting Equity Interest and 100% of all other Equity Interests in such First-Tier Foreign Subsidiaries in favor of the Secured Parties as Collateral for the Obligations. Without limiting the generality of the foregoing, in the event that any Obligor shall form or acquire any new Subsidiary that is a First-Tier Foreign Subsidiary, such Obligor will promptly and in any event within *** of the formation or acquisition of such Subsidiary (or such longer time as consented to by Administrative Agent in writing) grant a security interest and Lien in 65% of each class of voting Equity Interests and 100% of all other Equity Interests of such Subsidiary in favor of the Secured Parties as Collateral for the Obligations (provided that in the case of a First Tier Foreign Subsidiary that is a Subsidiary Guarantor, such Obligor shall grant a security interest and Lien in 100% of the Equity Interests of such Subsidiary in favor of the Secured Parties as Collateral for the Obligations), including entering into any necessary local law security documents and delivery of certificated securities issued by such First-Tier Foreign Subsidiary as required by this Agreement or the Security Agreement.

(c)    Further Assurances. Such Obligor will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested by Administrative Agent or the Majority Lenders to effectuate the purposes and objectives of this Agreement. Without limiting the generality of the foregoing, each Obligor will, and will cause each Person that is required to be a Subsidiary Guarantor to, take such action from time to time (including executing and delivering such assignments, security agreements, control agreements and other instruments) as shall be reasonably requested by Administrative Agent or the Majority Lenders to create, in favor of the Secured Parties, perfected security interests and Liens in substantially all of the property of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents.

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8.13    Termination of Non-Permitted Liens. In the event that Borrower or any of its Subsidiaries shall become aware or be notified by Administrative Agent or any Lender of the existence of any outstanding Lien against any Property of Borrower or any of its Subsidiaries, which Lien is not a Permitted Lien, such Obligor shall use its best efforts to promptly terminate or cause the termination of such Lien.

8.14    Intellectual Property. In the event that the Obligors acquire Obligor Intellectual Property during the term of this Agreement, then the provisions of this Agreement shall automatically apply thereto and any such Obligor Intellectual Property shall automatically constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such acquisition (except that any representations or warranties of any Obligor shall apply to any such Obligor Intellectual Property only from and after the date, if any, subsequent to such acquisition that such representations and warranties are brought down or made anew as provided herein).

8.15    Post-Closing Items

(a)    On or prior to ten (10) days after the Closing Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), Borrower shall cause to be executed and delivered to the Administrative Agent a landlord waiver with regards to the premises located at 4131 Parklake Ave, Suite 225, Raleigh, NC 27612 in form and substance reasonably satisfactory to Administrative Agent; and

(b)    On or prior to ten (10) days after the Closing Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), Borrower shall cause to be executed, a bailee waiver or other agreement in form and substance reasonably satisfactory to Administrative Agent from the bailee of consignee with respect to any warehouse, processor, converted facility or other location where Collateral in excess of $*** is stored or located at such individual location.

SECTION 9

NEGATIVE COVENANTS

Each Obligor covenants and agrees with Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than Warrant Obligations) have been paid in full indefeasibly in cash:

9.01    Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except:

(a)    the Obligations;

(b)    Indebtedness existing on the date hereof and set forth in Part II of Schedule 7.13(a) of the Disclosure Letter and Permitted Refinancings thereof; provided that, in each case, such Indebtedness is subordinated to the Obligations on terms satisfactory to the Majority Lenders;

(c)    [Reserved];

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(d)    accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of Borrower’s or such Subsidiary’s business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

(e)    Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by any Obligor in the ordinary course of business;

(f)    Indebtedness of any Obligor to any other Obligor;

(g)    Guarantees by any Obligor of Indebtedness of any other Obligor; provided that the aggregate outstanding principal amount of such Indebtedness does not exceed $*** (or the Equivalent Amount in other currencies) at any time;

(h)    normal course of business equipment financing; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, and (ii) the aggregate outstanding principal amount of such Indebtedness does not exceed $*** (or the Equivalent Amount in other currencies) at any time;

(i)    Permitted Cure Debt;

(j)    (i) Indebtedness in an outstanding principal amount of up to $*** incurred, assumed or otherwise acquired in connection with a Permitted Acquisition (which may be Indebtedness existing prior to the Permitted Acquisition secured by the assets acquired as described in Section 9.02(c)(ii)); provided that, (A) unless such Indebtedness was previously existing and not incurred in connection with such Permitted Acquisition, (B) such Indebtedness is unsecured and subordinated to the Obligations pursuant to a subordination agreement in substantially the form of Exhibit G or otherwise satisfactory to the Majority Lenders and (C) the sum of the principal amount of all such Indebtedness incurred under this clause (j) and the cash consideration for such Permitted Acquisition (and any other Permitted Acquisitions) shall not exceed the amount permitted in Section 9.03(e), and (ii) Permitted Refinancings thereof;

(k)    Unsecured Indebtedness in connection with corporate credit cards in an aggregate principal amount not exceed $***;

(l)    Indebtedness in respect of any agreement providing for treasury, depositary, cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions, securities settlements, foreign exchange contracts, assumed settlement, netting services, overdraft protections and other cash management, intercompany cash pooling and similar arrangements, in each case in the ordinary course of business;

(m)    Indebtedness with respect to letters of credit outstanding and secured solely by cash and/or Permitted Cash Equivalent Investments; provided that the outstanding principal amount of such Indebtedness shall not exceed $*** at any time outstanding;

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(n)    advance or deposits from customers or vendors received in the ordinary course of business and held with a deposit bank insured by the Federal Deposit Insurance Corporation;

(o)    workers’ compensation claims, payment obligations in connection with health disability or other types of social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations or (ii) Indebtedness related to employee benefit plans, including, without limitation, annual employee bonuses, accrued wage increases and 401(k) plan matching obligations, in each case incurred in the ordinary course of Borrower’s or its Subsidiary’s business;

(p)    contingent return obligations consistent with market practice in respect of unspent advances to Borrower by a third-party entity (each such entity, a “Research Partner”) whereby such funds are used to pay costs and expenses for the research performed and expenses incurred by Borrower in compliance with agreements between Borrower and such Research Partner;

(q)    Indebtedness approved in advance in writing by the Majority Lenders.

9.02    Liens. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)    Liens securing the Obligations;

(b)    any Lien on any property or asset of Borrower or any of its Subsidiaries existing on the date hereof and set forth in Part II of Schedule 7.13(b) of the Disclosure Letter; provided that (i) no such Lien shall extend to any other property or asset of Borrower or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(c)    Liens securing Indebtedness permitted in reliance on Section 9.01(j), provided that the Indebtedness secured by such Liens was incurred prior to, and not in contemplation of, such Permitted Acquisition and that such Liens extend solely to the assets acquired in such Permitted Acquisition; and (ii) Liens on property acquired in and existing at the time of a Permitted Acquisition, provided that such Liens do not attach to any other property of any other Obligor or Subsidiary; and provided further that such Liens are of the type otherwise permitted under this Section 9.02;

(d)    Liens securing Indebtedness permitted under Section 9.01(h); provided that such Liens are restricted solely to the collateral described in Section 9.01(h);

(e)    Liens imposed by law which were incurred in the ordinary course of business, including (but not limited to) carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business and which (x) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the operations of the business of such Person or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such liens and for which adequate reserves have been made if required in accordance with GAAP;

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Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

(f)    pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other similar social security legislation;

(g)    Liens securing Taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

(h)    servitudes, easements, rights of way, restrictions and other similar encumbrances on real Property imposed by applicable Laws and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors;

(i)    with respect to any real Property, (A) such defects or encroachments as might be revealed by an up-to-date survey of such real Property; (B) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real Property pursuant to applicable Laws; and (C) rights of expropriation, access or user or any similar right conferred or reserved by or in applicable Laws, which, in the aggregate for (A), (B) and (C), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors;

(j)    Bankers liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business; and

(k)    The agreement by Borrower not to encumber the Excluded Intellectual Property pursuant to that certain in Section 8.5.1 of that certain Amended and Restated Clinical Development and License Agreement, dated November 2, 2016, among CDC V, LLC, Borrower, Arius, Arius Two and NB Athyrium LLC.

provided that no Lien otherwise permitted under any of the foregoing Sections 9.02(b) through (j) shall apply to any Material Intellectual Property.

9.03    Fundamental Changes and Acquisitions. Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or (iii) make any Acquisition or otherwise acquire any business or substantially all the property from, or capital stock of, or be a party to any acquisition of, any Person, except:

(a)    Investments permitted under Section 9.05(e);

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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(b)    the merger, amalgamation or consolidation of any Subsidiary Guarantor with or into any other Obligor; provided that, in the case of a merger, amalgamation or consolidation with or into Borrower, Borrower shall be the surviving entity;

(c)    the sale, lease, transfer or other disposition by any Subsidiary Guarantor of any or all of its property (upon voluntary liquidation or otherwise) to any other Obligor; and

(d)    the sale, transfer or other disposition of the capital stock of any Subsidiary Guarantor to any other Obligor;

(e)    Permitted Acquisitions, ***; and

(f)    Any Asset Sale permitted under Section 9.09.

9.04    Lines of Business. Such Obligor will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the Business engaged in on the date hereof by Borrower or any Subsidiary or a business reasonably related thereto.

9.05    Investments. Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

(a)    Investments outstanding on the date hereof and identified in Schedule 9.05 of the Disclosure Letter;

(b)    operating deposit accounts with banks;

(c)    extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the ordinary course of business;

(d)    Permitted Cash Equivalent Investments;

(e)    Investments by any Obligor in Borrower’s wholly-owned Subsidiary Guarantors (for greater certainty, Borrower shall not be permitted to have any direct or indirect Subsidiaries that are not wholly-owned Subsidiaries);

(f)    Hedging Agreements entered into in the ordinary course of Borrower’s financial planning solely to hedge currency risks (and not for speculative purposes) and in an aggregate notional amount for all such Hedging Agreements not in excess of $*** (or the Equivalent Amount in other currencies);

(g)    Investments consisting of security deposits with utilities and other like Persons made in the ordinary course of business;

(h)    employee loans, travel advances and guarantees in accordance with Borrower’s usual and customary practices with respect thereto (if permitted by applicable law) which in the aggregate shall not exceed $*** outstanding at any time (or the Equivalent Amount in other currencies);

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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(i)    Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients; and

(j)    Investments permitted under Section 9.03, other than, for the avoidance of doubt, Investments received upon Asset Sales permitted hereunder.

9.06    Restricted Payments. Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a)    Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock;

(b)    any Subsidiary Guarantor may pay dividends to any other Obligor;

(c)    for payments pursuant to employee stock plans, which payments must not exceed $*** in any fiscal year;

(d)    Borrower may make Restricted Payments in connection with the retention of Equity Interests in payment of withholding taxes in connection with equity-based compensation;

(e)    Borrower may make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options, or other securities convertible into or exchangeable for Equity Interests of Borrower;

(f)    Borrower may make repurchases of capital stock of Borrower deemed to occur upon the exercise of options, warrants or other rights to acquire capital stock of Borrower solely to the extent that shares of such capital stock represent a portion of the exercise price of such options, warrants or such rights;

(g)    Borrower may honor conversion or exercise requests in respect of any convertible or exercisable securities of Borrower pursuant to the terms of such securities or in exchange therefor to the extent such convertible or exercisable securities are converted into, exchanged for or exercised for Equity Interests of (other than Disqualified Stock) Borrower;

(h)    Borrower may distribute rights pursuant to a shareholder rights plan or redeem such rights for no or nominal consideration not to exceed $0.001 per right, provided that such redemption is in accordance with the terms of such plan; and

(i)    Borrower or any Subsidiary may make payments or distributions to dissenting stockholders pursuant to applicable law in connection with any Permitted Acquisition; provided that such amounts when taken together with the aggregate consideration paid or payable for all Permitted Acquisitions shall not exceed the amounts permitted by Section 9.03(e).

9.07    Payments of Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Indebtedness other than (i) payments of the

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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Obligations, (ii) scheduled payments of other Indebtedness permitted under the terms of any subordination to the Obligations and (iii) repayment of intercompany Indebtedness permitted in reliance upon Section 9.01(f).

9.08    Change in Fiscal Year. Such Obligor will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof, except to change the fiscal year of a Subsidiary acquired in connection with an Acquisition to conform its fiscal year to that of Borrower.

9.09    Sales of Assets, Etc. Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, exclusively license (in terms of geography or field of use), transfer, or otherwise dispose of any of its Property (including accounts receivable and capital stock of Subsidiaries) to any Person in one transaction or series of transactions (any thereof, an “Asset Sale”), except:

(a)    transfers of cash in the ordinary course of its business for equivalent value;

(b)    sales of inventory in the ordinary course of its business on ordinary business terms;

(c)    development and other collaborative arrangements (both presently existing or in the future entered into), including any Permitted Commercialization Arrangement, where such arrangements provide for the licenses or disclosure of Patents, Trademarks, Copyrights or other Intellectual Property rights in the ordinary course of business and consistent with general market practices where such license requires periodic payments based on per unit sales of a product over a period of time and provided that such licenses does not effect a legal transfer of title to such Intellectual Property rights and such licenses must be true licenses as opposed to licenses that are sales transactions in substance;

(d)    transfers of Property by any Subsidiary Guarantor to any other Obligor;

(e)    dispositions of any Property that is obsolete or worn out or no longer used or useful in the Business;

(f)    dispositions consisting of the sale, transfer, assignment or other disposition of unpaid and overdue accounts receivable in connection with the collection, compromise or settlement thereof in the ordinary course of business and not as part of a financing transaction;

(g)    dispositions of equipment to the extent that (i) such equipment is exchanged for credit against the purchase price of similar replacement equipment or (ii) the proceeds of such disposition are applied to the purchase price of such replacement equipment within ***;

(h)    dispositions resulting from casualty events or any other insured damage to any property or asset of any Obligor or any Obligor’s Subsidiary;

(i)    any transaction permitted under Section 9.03 or 9.05; and

(j)    any other Disposition the Asset Sale Net Proceeds of which are applied as required under Section 3.03(b)(i).

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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9.10    Transactions with Affiliates. Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

(a)    transactions between or among Obligors;

(b)    any transaction permitted under Section 9.01, 9.05, 9.06 or 9.09;

(c)    customary compensation (including equity based compensation) and indemnification of, and other employment arrangements with, directors, officers, employees and consultants of Borrower or any Subsidiary and reimbursement of expenses of current or former directors, officers, employees and consultants, in each case in the ordinary course of business,

(d)    Borrower may issue Equity Interests to Affiliates in exchange for cash; provided that the terms thereof are no less favorable (including the amount of cash received by Borrower) to Borrower than those that would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of Borrower; and

(e)    the transactions set forth on Schedule 9.10 of the Disclosure Letter.

9.11    Restrictive Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (a) restrictions and conditions imposed by law or by this Agreement and (b) Restrictive Agreements listed on Schedule 7.15 of the Disclosure Letter.

9.12    Amendments to Material Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, enter into any amendment to or modification of any Material Agreement or terminate any Material Agreement (unless replaced with another agreement that, viewed as a whole, is on better terms for Borrower or such Subsidiary) without in each case the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed).

9.13    Preservation of Borrower Lease; Operating Leases.

(a)    Notwithstanding any provision of this Agreement to the contrary, Borrower shall not:

(i)    Surrender, terminate, forfeit, or suffer or permit the surrender, termination or forfeiture of, or change, modify or amend, the Borrower Lease, nor transfer, sell, assign, convey, dispose of, mortgage, pledge, hypothecate, assign or encumber any of its interest in, the Borrower Lease; provided, however that Borrower may enter into a lease to replace the Borrower Lease on similar or better terms for Borrower;

(ii)    Consent to, cause, agree to, or permit to occur any subordination, or consent to the subordination of, the Borrower Lease to any mortgage, deed of trust or other lien encumbering (or that may in the future encumber) the interest of Borrower Landlord in the Borrower Facility;

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(iii)    Waive, excuse, condone or in any way release or discharge Borrower Landlord of or from its material obligations, covenants and/or conditions under the Borrower Lease; or

(iv)    Elect to treat the Borrower Lease as terminated or rejected under subsection 365 of the Bankruptcy Code or other applicable Law. Any such election made without Majority Lenders’ prior written consent shall be void. If, pursuant to subsection 365 of the Bankruptcy Code or other applicable law, Borrower seeks to offset, against the rent reserved in the Borrower Lease, the amount of any damages caused by the nonperformance by Borrower Landlord of any of its obligations thereunder after the rejection by Borrower Landlord of the Borrower Lease under the Bankruptcy Code or other applicable Law, then Borrower shall not effect any offset of any amounts objected to by Majority Lenders.

(b)    Borrower will not, and will not permit any of its Subsidiaries to, make any expenditures in respect of operating leases, except for:

(i)    real estate operating leases;

(ii)    operating leases between Borrower and any of its wholly-owned Subsidiaries or between any of Borrower’s wholly-owned Subsidiaries; and

(iii)    operating leases that would not cause Borrower and its Subsidiaries, on a consolidated basis, to make payments exceeding $*** (or the Equivalent Amount in other currencies) in any fiscal year.

9.14    Sales and Leasebacks. Except as disclosed on Schedule 9.14 of the Disclosure Letter, such Obligor will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any property (whether real, personal, or mixed), whether now owned or hereafter acquired, (i) which Borrower or such Subsidiary has sold or transferred or is to sell or transfer to any other Person and (ii) which Borrower or such Subsidiary intends to use for substantially the same purposes as property which has been or is to be sold or transferred.

9.15    [Reserved]

9.16    Accounting Changes. Such Obligor will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.

9.17    Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (a) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event that would, in the aggregate, have a Material Adverse Effect. No Obligor or Subsidiary thereof shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan.

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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SECTION 10

FINANCIAL COVENANTS

10.01    Minimum Liquidity. Borrower shall maintain at all times Liquidity in an amount which shall exceed $***.

10.02    Minimum Revenue. Borrower and its Subsidiaries shall have annual Product Revenue (for each respective calendar year, the “Minimum Required Revenue”):

(a)    during the twelve month period beginning on January 1, 2017, of at least $***;

(b)    during the twelve month period beginning on January 1, 2018, of at least $***;

(c)    during the twelve month period beginning on January 1, 2019, of at least $***;

(d)    during the twelve month period beginning on January 1, 2020, of at least $***;

(e)    during the twelve month period beginning on January 1, 2021, of at least $***; and

(f)    during the twelve month period beginning on January 1, 2022, of at least $***.

10.03    Cure Right.

(a)    Notwithstanding anything to the contrary contained in Section 11, in the event that Borrower fails to comply with the covenants contained in Section 10.02(a) through (f) (such covenants for such applicable periods being the “Specified Financial Covenants”), Borrower shall have the right within *** of the end of the respective calendar year:

(i)    to issue additional shares of Equity Interests in exchange for cash (the “Equity Cure Right”), or

(ii)    to borrow Permitted Cure Debt (the “Subordinated Debt Cure Right” and, collectively with the Equity Cure Right, the “Cure Right”),

in an amount equal to (x) two (2) multiplied by (y) the Minimum Required Revenue less Borrower’s annual Product Revenue (the “Cure Amount”). The cash therefrom immediately shall be contributed as equity or subordinated debt (only as permitted pursuant to Section 9.01), as applicable, to Borrower, and upon the receipt by Borrower of the Cure Amount pursuant to the exercise of such Cure Right, such Cure Amount shall be deemed to constitute Product Revenue of Borrower for purposes of the Specified Financial Covenants and the Specified Financial Covenants shall be recalculated for all purposes under the Loan Documents. If, after giving effect to the foregoing recalculation, Borrower shall then be in compliance with the requirements of the Specified Financial Covenants, Borrower shall be deemed to have satisfied the requirements of the Specified Financial Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach of the Specified Financial Covenants that had occurred, the related Default and Event of Default, shall be deemed cured without any further action of Borrower or Lenders for all purposes under the Loan Documents.

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(b)    Notwithstanding anything herein to the contrary the Cure Amount received by Borrower from investors investing in or lending to Borrower pursuant to Section 10.03(a) shall be used to immediately prepay the Loans, including the applicable Prepayment Premium and any fees payable pursuant to the Fee Letter, credited in the order set forth in Sections 3.03(b)(i)(A)-(E).

SECTION 11

EVENTS OF DEFAULT

11.01    Events of Default. Each of the following events shall constitute an “Event of Default”:

(a)    Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)    any Obligor shall fail to pay any Obligation (other than an amount referred to in Section 11.01(a)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of ***;

(c)    any representation or warranty made or deemed made by or on behalf of Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier;

(d)    any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 8.02, 8.03 (with respect to Borrower’s existence), 8.11, 8.12, 8.14, 8.15, 9 or 10;

(e)    any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 11.01(a), (b) or (d)) or any other Loan Document, and, in the case of any failure that is capable of cure, if such failure shall continue unremedied for a period of ***;

(f)    Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Indebtedness;

(g)    (i) any material breach of, or “event of default” or similar event by any Obligor under, any Material Agreement shall occur and continue unredeemed, uncured or unwaived for

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more than *** after the expiration of any contractual cure period provided thereunder, (ii) any material breach of, or “event of default” or similar event under, the documentation governing any Material Indebtedness shall occur and continue unredeemed, uncured or unwaived after the expiration of any cure period provided thereunder, or (iii) any event or condition occurs (A) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 11.01(g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness.

(h)    any Obligor:

(i)    becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors;

(ii)    commits an act of bankruptcy or makes an assignment of its property for the general benefit of its creditors or makes a proposal (or files a notice of its intention to do so);

(iii)    institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding;

(iv)    applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property; or

(v)    takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 11.01(h) or (i), or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof;

(i)    any petition is filed, application made or other proceeding instituted against or in respect of Borrower or any Subsidiary:

(i)    seeking to adjudicate it an insolvent;

(ii)    seeking a receiving order against it;

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(iii)    seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), deed of company arrangement or composition of it or its debts or any other relief under any federal, provincial or foreign law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity; or

(iv)    seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property, and such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of *** after the institution thereof; provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Borrower or such Subsidiary thereunder in the interim, such grace period will cease to apply; provided further that if Borrower or such Subsidiary files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply;

(j)    any other event occurs which, under the laws of any applicable jurisdiction, has an effect equivalent to any of the events referred to in either of Section 11.01(h) or (i);

(k)    one or more judgments or settlements (i) for the payment of money in an aggregate amount in excess of $*** (or the Equivalent Amount in other currencies) shall be rendered against any Obligor or any combination thereof and the same shall remain undischarged for a period of *** during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment or settlement creditor to attach or levy upon any assets of any Obligor to enforce any such judgment or settlement or (ii) shall be rendered against or entered into by any Obligor that could reasonably be expected to have a Material Adverse Effect;

(l)    [reserved];

(m)    a Change of Control shall have occurred;

(n)    a Material Adverse Change shall have occurred;

(o)    the average Market Capitalization of Borrower for any consecutive *** period falls below $*** as of any date;

(p)     (i) any Lien created by any of the Security Documents shall at any time not constitute a valid and perfected Lien on the applicable Collateral in favor of the Secured Parties, free and clear of all other Liens (other than Permitted Liens), (ii) except for expiration in accordance with its terms, any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Section 14) shall for whatever reason cease to be in full force and effect, or (iii) any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Section 14), or the enforceability thereof, shall be repudiated or contested by any Obligor; and

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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(q)    any injunction, whether temporary or permanent, shall be rendered against any Obligor that prevents the Obligors from selling or manufacturing the Product or its commercially available successors, or any of their other material and commercially available products in the United States for more than ***;

11.02    Remedies. (a) Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 11.01(h), (i) or (j)), and at any time thereafter during the continuance of such event, the Majority Lenders may, by notice to Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations (including fees specified in the Fee Letter), shall become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(b)    Upon the occurrence of any Event of Default described in Section 11.01(h), (i) or (j), the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations (including fees specified in the Fee Letter), shall automatically become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(c)    Prepayment Premium and Redemption Price. (i) For the avoidance of doubt, the Prepayment Premium (as a component of the Redemption Price) shall be due and payable whenever so stated in this Agreement, or by any applicable operation of law, regardless of the circumstances causing any related acceleration or payment prior to the Stated Maturity Date, including without limitation any Event of Default or other failure to comply with the terms of this Agreement, whether or not notice thereof has been given, or any acceleration by, through, or on account of any bankruptcy filing.

(ii)    For the avoidance of doubt, the Prepayment Premium (as a component of the Redemption Price) and the fees specified in the Fee Letter that are payable upon the repayment of the Loans shall be due and payable at any time the Loans become due and payable prior to the Stated Maturity Date for any reason, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Borrower in accordance with Section 11.02(a), or automatically, in accordance with Section 11.02(b)), by operation of law or otherwise (including, without limitation, where bankruptcy filings or the exercise of any bankruptcy right or power, whether in any plan of reorganization or otherwise, results or would result in a payment, discharge, modification or other treatment of the Loans or Loan Documents that would otherwise evade, avoid, or otherwise disappoint the expectations of Lenders in receiving the full benefit of their bargained-for Prepayment Premium or Redemption Price as provided herein). The Obligors and Lenders acknowledge and agree that any Prepayment Premium and the fees specified in the Fee Letter due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under section 502(b)(3) of the Bankruptcy Code or otherwise, but instead is reasonably calculated to ensure that the Lenders receive the benefit of their bargain under the terms of this Agreement.

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(iii)    Each Obligor acknowledges and agrees that the Lenders shall be entitled to recover the full amount of the Redemption Price and the fees specified in the Fee Letter in each and every circumstance such amount is due pursuant to or in connection with this Agreement and the Fee Letter, including without limitation in the case of any Obligor’s bankruptcy filing, so that the Lenders shall receive the benefit of their bargain hereunder and otherwise receive full recovery as agreed under every possible circumstance, and Borrower hereby waives any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amounts does not constitute a penalty or an otherwise unenforceable or invalid obligation. Any damages that the Lenders may suffer or incur resulting from or arising in connection with any breach hereof or thereof by Borrower shall constitute secured obligations owing to the Lenders.

SECTION 12

ADMINISTRATIVE AGENT

12.01    Appointment and Duties. (a) Appointment of Administrative Agent. Each Lender hereby irrevocably appoints CRG Servicing (together with any successor Administrative Agent pursuant to Section 12.09) as Administrative Agent hereunder and authorizes Administrative Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Obligor or any of its Subsidiaries, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Administrative Agent under such Loan Documents, (iii) act as agent of such Lender for purposes of acquiring, holding, enforcing and perfecting all Liens granted by the Obligors on the Collateral to secure any of the Obligations and (iv) exercise such powers as are reasonably incidental thereto.

(b)    Duties as Collateral and Disbursing Agent. Without limiting the generality of Section 12.01(a), Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 11.01(h), (i) or (j) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 11.01(h), (i) or (j) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Loan Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Requirements of

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Law or otherwise, (vii) enter into subordination agreements with respect to Permitted Cure Debt or any other subordination agreement or intercreditor agreement with respect to Indebtedness of an Obligor, (viii) enter into non-disturbance agreements and similar agreements and (ix) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that Administrative Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for Administrative Agent and the Secured Parties for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by an Obligor with, and cash and Permitted Cash Equivalent Investments held by, such Lender, and may further authorize and direct any Lender to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Administrative Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.

(c)    Limited Duties. Under the Loan Documents, Administrative Agent (i) is acting solely on behalf of the Lenders (except to the limited extent provided in Section 12.11), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Loan Document to refer to Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender hereby waives and agrees not to assert any claim against Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in the foregoing clauses (i) through (iii).

12.02    Binding Effect. Each Lender agrees that (i) any action taken by Administrative Agent or the Majority Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by Administrative Agent in reliance upon the instructions of the Majority Lenders (or, where so required, such greater proportion) and (iii) the exercise by Administrative Agent or the Majority Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

12.03    Use of Discretion. (a) No Action without Instructions. Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to instructions from the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders).

(b)    Right Not to Follow Certain Instructions. Notwithstanding Section 12.03(a), Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to Administrative Agent, any other Secured Party) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against Administrative Agent or any Related Person thereof or (ii) that is, in the opinion of Administrative Agent or its counsel, contrary to any Loan Document or applicable Requirement of Law.

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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12.04    Delegation of Rights and Duties. Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through or to any trustee, co-agent, sub-agent, employee, attorney-in-fact and any other Person (including any other Secured Party). Any such Person shall benefit from this Section 12 to the extent provided by Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.

12.05    Reliance and Liability. (a) Administrative Agent may, without incurring any liability hereunder, (i) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Obligor) and (ii) rely and act upon any document and information and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties.

(b)    None of Administrative Agent and its Related Persons shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and each Obligor hereby waives and shall not assert any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the gross negligence or willful misconduct of Administrative Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, Administrative Agent:

(i)    shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Majority Lenders or for the actions or omissions of any of its Related Persons selected with reasonable care (other than employees, officers and directors of Administrative Agent, when acting on behalf of Administrative Agent);

(ii)    shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document;

(iii)    makes no warranty or representation, and shall not be responsible, to any Secured Party for any statement, document, information, representation or warranty made or furnished by or on behalf of any Related Person, in or in connection with any Loan Document or any transaction contemplated therein, whether or not transmitted by Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by Administrative Agent in connection with the Loan Documents; and

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(iv)    shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Obligor or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from Borrower or any Lender describing such Default or Event of Default clearly labeled “notice of default” (in which case Administrative Agent shall promptly give notice of such receipt to all Lenders);

and, for each of the items set forth in clauses (i) through (iv) above, each Lender and each Obligor hereby waives and agrees not to assert any right, claim or cause of action it might have against Administrative Agent based thereon.

12.06    Administrative Agent Individually. Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire Equity Interests of, engage in any kind of business with, any Obligor or Affiliate thereof as though it were not acting Administrative Agent and may receive separate fees and other payments therefor. To the extent Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Majority Lender”, and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender or as one of the Majority Lenders, respectively.

12.07    Lender Credit Decision. Each Lender acknowledges that it shall, independently and without reliance upon Administrative Agent, any Lender or any of their Related Persons or upon any document solely or in part because such document was transmitted by Administrative Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of each Obligor and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate.

12.08    Expenses; Indemnities. (a) Each Lender agrees to reimburse Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Obligor) promptly upon demand for such Lender’s Proportionate Share of any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Obligor) that may be incurred by Administrative Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document.

(b)    Each Lender further agrees to indemnify Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Obligor), from and against such Lender’s aggregate Proportionate Share of the liabilities (including Taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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of any Lender) that may be imposed on, incurred by or asserted against Administrative Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any Related Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Administrative Agent or any of its Related Persons under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to Administrative Agent or any of its Related Persons to the extent such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Administrative Agent’s or such Related Person’s gross negligence or willful misconduct.

12.09    Resignation of Administrative Agent. (a) Administrative Agent may resign at any time by delivering notice of such resignation to the Lenders and Borrower, effective on the date set forth in such notice or, if not such date is set forth therein, upon the date such notice shall be effective. If Administrative Agent delivers any such notice, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If, within 30 days after the retiring Administrative Agent having given notice of resignation, no successor Administrative Agent has been appointed by the Majority Lenders that has accepted such appointment, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent from among the Lenders. Each appointment under this Section 12.09(a) shall be subject to the prior consent of Borrower, which may not be unreasonably withheld but shall not be required during the continuance of an Event of Default.

(b)    Effective immediately upon its resignation, (i) the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the retiring Administrative Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Administrative Agent was, or because such Administrative Agent had been, validly acting as Administrative Agent under the Loan Documents and (iv) subject to its rights under Section 12.03, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent under the Loan Documents.

12.10    Release of Collateral or Guarantors. Each Lender hereby consents to the release and hereby directs Administrative Agent to release (or, in the case of Section 12.10(b)(ii), release or subordinate) the following:

(a)    any Subsidiary of Borrower from its guaranty of any Obligation of any Obligor if all of the Equity Interests in such Subsidiary owned by any Obligor or any of its Subsidiaries are disposed of in an Asset Sale permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such Asset Sale, such Subsidiary would not be required to guaranty any Obligations pursuant to Section 8.12; and

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(b)    any Lien held by Administrative Agent for the benefit of the Secured Parties against (i) any Collateral that is disposed of by an Obligor in an Asset Sale permitted by the Loan Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in any Collateral pursuant to Section 8.12 after giving effect to such Asset Sale have been granted, (ii) any property subject to a Lien described in Section 9.02(d) and (iii) all of the Collateral and all Obligors, upon (A) termination of the Commitments, (B) payment and satisfaction in full of all Loans and all other Obligations that Administrative Agent has been notified in writing are then due and payable, (C) deposit of cash collateral with respect to all contingent Obligations, in amounts and on terms and conditions and with parties satisfactory to the Majority Lenders and each Indemnitee that is owed such Obligations and (D) to the extent requested by Administrative Agent, receipt by the Secured Parties of liability releases from the Obligors each in form and substance acceptable to Administrative Agent.

Each Lender hereby directs Administrative Agent, and Administrative Agent hereby agrees, upon receipt of reasonable advance notice from Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guaranties and Liens when and as directed in this Section 12.10.

12.11    Additional Secured Parties. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender as long as, by accepting such benefits, such Secured Party agrees, as among Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to Administrative Agent) this Section 12 and the decisions and actions of Administrative Agent and the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 12.08 only to the extent of liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of Proportionate Share or similar concept, (b) each of Administrative Agent and each Lender shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document.

12.12    Use of Certain Information. Administrative Agent acknowledges that (a) Borrower’s common stock is listed for trading on the Nasdaq Capital Market and is subject to the reporting requirements of the Exchange Act and (b) prior to the Closing Date (as a result of its due diligence investigation of Borrower) and following the Closing Date (due to Borrower’s requirement to provide information to Administrative Agent as provided for herein), it has and may in the future come into possession of information which may be deemed “material non-public information” (“MNPI”) within the meaning of the U.S. federal securities laws regarding Borrower and its Business. At the request of Administrative Agent, Borrower agrees to label and identify MNPI as such and provide disclosure information that does not include such MNPI for Lenders that have indicated in writing that they do not wish to receive such MNPI.

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SECTION 13

MISCELLANEOUS

13.01    No Waiver. No failure on the part of Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

13.02    Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including by fax or e-mail transmission) delivered, if to Borrower, another Obligor, Administrative Agent or any Lender, to its address (including e-mail and fax number) specified on the signature pages hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address (including e-mail and fax number) as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid.

13.03    Expenses, Indemnification, Etc.

(a)    Expenses. Borrower agrees to pay or reimburse (i) Administrative Agent and the Lenders for all of their reasonable out of pocket costs and expenses (including the reasonable fees and expenses of Cooley LLP, special counsel to Administrative Agent and the Lenders, and any sales, goods and services or other similar Taxes applicable thereto, and printing, reproduction, document delivery, communication and travel costs) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans (exclusive of post-closing costs), (y) post-closing costs and (z) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated) and (ii) Administrative Agent and the Lenders for all of their out of pocket costs and expenses (including the fees and expenses of legal counsel) in connection with any enforcement or collection proceedings resulting from the occurrence of an Event of Default; provided, however, that Borrower shall not be required to pay or reimburse any amounts pursuant to Section 13.03(a)(i)(x) in excess of the Expense Cap.

(b)    Indemnification. Borrower hereby indemnifies Administrative Agent, each Lender, their respective Affiliates, and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind (including reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to this Agreement or any of the other Loan Documents or the transactions

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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contemplated hereby or thereby or any use made or proposed to be made with the proceeds of the Loans, and any claim, investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with or relating to any of the foregoing, whether or not any Indemnified Party is a party to an actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based in contract, tort or any other theory, and whether or not such investigation, litigation or proceeding is brought by Borrower, any of its shareholders or creditors, and whether or not the conditions precedent set forth in Section 6 are satisfied or the other transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans. Borrower, its Subsidiaries and Affiliates and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties are each sometimes referred to in this Agreement as a “Borrower Party.” No Lender shall assert any claim against any Borrower Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans.

13.04    Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by Borrower and the Majority Lenders (or Administrative Agent on behalf of such Majority Lenders); provided however, that:

(a)    the consent of all of the Lenders shall be required to:

(i)    amend, modify, discharge, terminate or waive any of the terms of this Agreement if such amendment, modification, discharge, termination or waiver would increase the amount of the Loans, reduce the fees payable hereunder, reduce interest rates or other amounts payable with respect to the Loans, extend any date fixed for payment of principal, interest or other amounts payable relating to the Loans or extend the repayment dates of the Loans;

(ii)    amend the provisions of Section 6;

(iii)    amend, modify, discharge, terminate or waive any Security Document if the effect is to release a material part of the Collateral subject thereto other than pursuant to the terms hereof or thereof; or

(iv)    amend this Section 13.04; and

(b)    no amendment, waiver or consent shall affect the rights or duties under any Loan Document of, or any payment to, Administrative Agent (or otherwise modify any provision of Section 12 or the application thereof) unless in writing and signed by Administrative Agent in addition to any signature otherwise required.

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Notwithstanding anything to the contrary herein, a Defaulting Lender shall not have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

13.05    Successors and Assigns.

(a)    General. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or under any of the other Loan Documents without the prior written consent of the Lenders. Any of the Lenders may assign or otherwise transfer any of their rights or obligations hereunder or under any of the other Loan Documents to an assignee (i) in accordance with the provisions of Section 13.05(b), (ii) by way of participation in accordance with the provisions of Section 13.05(e) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 13.05(g). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 13.05(e) and, to the extent expressly contemplated hereby, the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    Assignments by Lenders. Any of the Lenders may at any time assign to one or more Eligible Transferees (or, if an Event of Default has occurred and is continuing, to any Person) all or a portion of their rights and obligations under this Agreement (including all or a portion of the Commitment and the Loans at the time owing to it); provided, however, that no such assignment shall be made to Borrower, an Affiliate of Borrower, or any employees or directors of Borrower at any time. Subject to the recording thereof by Administrative Agent pursuant to Section 13.05(d), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of the Lenders under this Agreement and the other Loan Documents, and correspondingly the assigning Lender shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of a Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) and the other Loan Documents but shall continue to be entitled to the benefits of Section 5 and Section 13.03. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.05(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.05(e).

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

(c)    Amendments to Loan Documents. Each of Administrative Agent, the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to Administrative Agent, the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made under this Section 13.05.

(d)    Register. Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices a register for the recordation of the name and address of any assignee of the Lenders and the Commitment and outstanding principal amount of the Loans owing thereto (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and Borrower shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the “Lender” hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower, at any reasonable time and from time to time upon reasonable prior notice. This Section 13.05 shall be construed so that the Obligations are at all times maintained in “registered form” within the meaning of Section 871(h)(2) and 881(c)(2) of the Code.

(e)    Participations. Any of the Lenders may at any time, without the consent of, or notice to, Borrower, sell participations to any Person (other than a natural person or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower shall continue to deal solely and directly with the Lenders in connection therewith.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest. Subject to Section 13.05(f), Borrower agrees that each Participant shall be entitled to the benefits of Section 5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.05(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.04(a) as though it were the Lender.

(f)    Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 5.01 or 5.03 than a Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower’s prior written consent. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letter of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letters of credit or its other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g)    Certain Pledges. The Lenders may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of the Lenders, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release the Lenders from any of their obligations hereunder or substitute any such pledgee or assignee for the Lenders as a party hereto.

13.06    Survival. The obligations of the Obligors under Sections 5.01, 5.02, 5.03, 13.03, 13.05, 13.09, 13.10, 13.11, 13.12, 13.13, 13.14, 13.20 and Section 14 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitment and, in the case of the Lenders’ assignment of any interest in the Commitment or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that the Lenders may cease to be “Lenders” hereunder. In addition, each representation and warranty made, or deemed to be made by a Notice of Borrowing, herein or pursuant hereto shall survive the making of such representation and warranty.

13.07    Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

13.08    Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

13.09    Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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13.10    Jurisdiction, Service of Process and Venue.

(a)    Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Agreement or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 13.10(a) is for the benefit of Administrative Agent and the Lenders only and, as a result, neither Administrative Agent nor any Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, Administrative Agent and the Lenders may take concurrent proceedings in any number of jurisdictions.

(b)    Alternative Process. Nothing herein shall in any way be deemed to limit the ability of Administrative Agent or the Lenders to serve any such process or summonses in any other manner permitted by applicable law.

(c)    Waiver of Venue, Etc. Each Obligor irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such Obligor is or may be subject, by suit upon judgment.

13.11    Waiver of Jury Trial. EACH OBLIGOR, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

13.12    Waiver of Immunity. To the extent that any Obligor may be or become entitled to claim for itself or its Property or revenues any immunity on the ground of sovereignty or the like from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment or execution of a judgment, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity with respect to its obligations under this Agreement and the other Loan Documents.

13.13    Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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matter hereof. EACH OBLIGOR ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH ADMINISTRATIVE AGENT OR THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

13.14    Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

13.15    No Fiduciary Relationship. Each Obligor acknowledges that Administrative Agent and the Lenders have no fiduciary relationship with, or fiduciary duty to, Borrower arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between the Lenders and Borrower is solely that of creditor and debtor. This Agreement and the other Loan Documents do not create a joint venture among the parties.

13.16    Confidentiality. Administrative Agent and the Lenders agree to maintain the confidentiality of the Confidential Information (as defined in the Non-Disclosure Agreement (defined below)) in accordance with the terms of that certain confidentiality agreement dated November 21, 2016 between Borrower and CRG L.P. (the “Non-Disclosure Agreement”). Any new Lender that becomes party to this Agreement hereby agrees to be bound by the terms of the Non-Disclosure Agreement. The parties to this Agreement shall prepare a mutually agreeable press release announcing the completion of this transaction on the first Borrowing Date.

13.17    USA PATRIOT Act. Administrative Agent and the Lenders hereby notify the Obligors that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) or any Anti-Money Laundering Laws, they are required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the Act or other Anti-Money Laundering Laws.

13.18    Maximum Rate of Interest. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (in each case, the “Maximum Rate”). If the Lenders shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans, and not to the payment of interest, or, if the excessive interest exceeds such unpaid principal, the amount exceeding the unpaid balance shall be refunded to the applicable Obligor. In determining whether the interest contracted for, charged, or received by the Lenders exceeds the Maximum Rate, the Lenders may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Indebtedness and other obligations of any Obligor hereunder, or (d) allocate interest between portions of such Indebtedness and other obligations under the Loan Documents to the end that no such portion shall bear interest at a rate greater than that permitted by applicable Law.

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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13.19    Certain Waivers.

(a)    Real Property Security Waivers.

(i)    Each Obligor acknowledges that all or any portion of the Obligations may now or hereafter be secured by a Lien or Liens upon real property evidenced by certain documents including, without limitation, deeds of trust and assignments of rents. The Secured Parties may, pursuant to the terms of said real property security documents and applicable law, foreclose under all or any portion of one or more of said Liens by means of judicial or nonjudicial sale or sales. Each Obligor agrees that the Secured Parties may exercise whatever rights and remedies they may have with respect to said real property security, all without affecting the liability of any Obligor under the Loan Documents, except to the extent the Secured Parties realize payment by such action or proceeding. No election to proceed in one form of action or against any party, or on any obligation shall constitute a waiver of any Secured Party’s rights to proceed in any other form of action or against any Obligor or any other Person, or diminish the liability of any Obligor, or affect the right of the Secured Parties to proceed against any Obligor for any deficiency, except to the extent the Secured Parties realize payment by such action, notwithstanding the effect of such action upon any Obligor’s rights of subrogation, reimbursement or indemnity, if any, against Obligor or any other Person.

(ii)    To the extent permitted under applicable law, each Obligor hereby waives any rights and defenses that are or may become available to such Obligor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

(iii)    To the extent permitted under applicable law, each Obligor hereby waives all rights and defenses that such Obligor may have because the Obligations are or may be secured by real property. This means, among other things:

(A)    the Secured Parties may collect from any Obligor without first foreclosing on any real or personal property collateral pledged by any other Obligor;

(B)    If the Secured Parties foreclose on any real property collateral pledged by any Obligor:

(1)    The amount of the Loans may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

(2)    the Secured Parties may collect from each Obligor even if the Secured Parties, by foreclosing on the real property collateral, have destroyed any right that such Obligor may have to collect from any other Obligor.

(3)    To the extent permitted under applicable law, this is an unconditional and irrevocable waiver of any rights and defenses each Obligor may have because the Obligations are or may be secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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(iv)    To the extent permitted under applicable law, each Obligor waives all rights and defenses arising out of an election of remedies by the Secured Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Obligor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(b)    Waiver of Marshaling. WITHOUT LIMITING THE FOREGOING IN ANY WAY, EACH OBLIGOR HEREBY IRREVOCABLY WAIVES AND RELEASES, TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) TO REQUIRE THE MARSHALING OF ANY ASSETS OF ANY OBLIGOR, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM ANY PAYMENTS MADE OR OBLIGATIONS PERFORMED.

13.20    Tax Treatment. The parties hereto agree (a) that any contingency associated with the Loans is described in Treasury Regulations Section 1.1272-1(c) and/or Treasury Regulations Section 1.1275-2(h), and therefore no Loan is governed by the rules set out in Treasury Regulations Section 1.1275-4, (b) except for a Lender described in Sections 871(h)(3) or 881(c)(3) of the Code, all interest on the Loans is “portfolio interest” within the meaning of Sections 871(h) or 881(c) of the Code, and therefore is exempt from withholding tax under Sections 1441(c)(9) or 1442(a) of the Code, and (c) to adhere to this Section 13.20 for federal income and any other applicable tax purposes and not to take any action or file any Tax Return, report or declaration inconsistent herewith.

13.21    Original Issue Discount. For purposes of Sections 1272, 1273 and 1275 of the Code, each Loan is being issued with original issue discount; please contact Ernest R. DePaolantonio, Chief Financial Officer, 4131 ParkLake Avenue, Suite 225, Raleigh, NC 27612, telephone: (919) 582-9050 to obtain information regarding the issue price, the amount of original issue discount and the yield to maturity.

SECTION 14

GUARANTEE

14.01    The Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to the Secured Parties and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans and all fees and other amounts from time to time owing to the Secured Parties by Borrower under this Agreement or under any other Loan Document and by any other Obligor under any of the Loan Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Subsidiary Guarantors hereby further jointly and severally agree that if Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

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14.02    Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 14.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 14.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above:

(a)    at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(b)    any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(c)    the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

(d)    any lien or security interest granted to, or in favor of, the Secured Parties as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

14.03    Reinstatement. The obligations of the Subsidiary Guarantors under this Section 14 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Secured Parties on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Lenders in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

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IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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14.04    Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations (other than Warrant Obligations) and the expiration and termination of the Commitments under this Agreement, they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 14.01, whether by subrogation or otherwise, against Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

14.05    Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Secured Parties, the obligations of Borrower under this Agreement and under the other Loan Documents may be declared to be forthwith due and payable as provided in Section 11 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 11) for purposes of Section 14.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 14.01.

14.06    Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Section 14 constitutes an instrument for the payment of money, and consents and agrees that the Secured Parties, at their sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213.

14.07    Continuing Guarantee. The guarantee in this Section 14 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

14.08    Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor’s Pro rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 14.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 14 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

For purposes of this Section 14.08, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro

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rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro rata Share of such Guaranteed Obligations and (iii) “Pro Rata Share” means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the first Borrowing Date, as of such Borrowing Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

14.09    General Limitation on Guarantee Obligations. In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 14.01 would otherwise, taking into account the provisions of Section 14.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 14.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Secured Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

[Signature Pages Follow]

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	Vice Chairman, President and Chief Executive Officer

Address for Notices:
4131 ParkLake Avenue, Suite 225
Raleigh, NC 27612
Attn:	President
Tel.:	(919) 582-9050
Fax:	(919) 582-9051
Email:	msirgo@bdsi.com and ernied@bdsi.com

With a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attention: Barry I. Grossman, Esq.
Tel:	(212) 370-1300
Fax:	(212) 370-7889
Email:	bigrossman@egsllp.com

[Signature to Term Loan Agreement]

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

SUBSIDIARY GUARANTORS:

ARIUS PHARMACEUTICALS, INC.

By	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President and Chief Executive Officer

Address for Notices:
4131 ParkLake Avenue, Suite 225
Raleigh, NC 27612
Attn:	President
Tel.:	(919) 582-9050
Fax:	(919) 582-9051
Email:	msirgo@bdsi.com and ernied@bdsi.com

With a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attention: Barry I. Grossman, Esq.
Tel:	(212) 370-1300
Fax:	(212) 370-7889
Email:	bigrossman@egsllp.com

ARIUS TWO, INC.

By	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President and Chief Executive Officer

Address for Notices:
4131 ParkLake Avenue, Suite 225
Raleigh, NC 27612
Attn:	President
Tel.:	(919) 582-9050
Fax:	(919) 582-9051
Email:	msirgo@bdsi.com and ernied@bdsi.com

With a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attention: Barry I. Grossman, Esq.
Tel:	(212) 370-1300
Fax:	(212) 370-7889
Email:	bigrossman@egsllp.com

[Signature to Term Loan Agreement]

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

ADMINISTRATIVE AGENT:

CRG SERVICING LLC

By	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	General Counsel
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	adorenbaum@crglp.com

[Signature to Term Loan Agreement]

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Schedule 1

to Term Loan Agreement

COMMITMENTS

Lender	Commitments	Proportionate Share
CRG Partners III - Parallel Fund “A” L.P.	$6,402,750.00	8.54%
CRG Partners III Parallel Fund “B” (Cayman) L.P.	$28,290,000.00	37.72%
CRG Partners III L.P.	$13,004,250.00	17.34%
CRG Partners III (Cayman) Lev AIV I L.P.	$25,255,500.00	33.67%
CRG Partners III (Cayman) Unlev AIV I L.P.	$2,047,500.00	2.73%

Total:	$75,000,000.00	100.00%

WARRANT SHARES

Lender	Number of Shares of Common Stock subject to Warrants as of Closing Date[1]
CRG Partners III – Parallel Fund “A” L.P.	[ ]
CRG Partners III Parallel Fund “B” (Cayman) L.P.	[ ]
CRG Partners III L.P.	[ ]
CRG Partners III (Cayman) LEV AIV I L.P.	[ ]
CRG Partners III (Cayman) UNLEV AIV I L.P.	[ ]
TOTAL

[1]	Warrants will be issued on the Second Borrowing Date and Third Borrowing Date in accordance with Section 6.02 and 6.03, respectively.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit A

to Term Loan Agreement

FORM OF GUARANTEE ASSUMPTION AGREEMENT

GUARANTEE ASSUMPTION AGREEMENT dated as of [DATE] by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR], a                      [corporation][limited liability company] (the “Additional Subsidiary Guarantor”), in favor of CRG SERVICING LLC, as administrative agent and collateral agent (the “Administrative Agent”) for the benefit of the Secured Parties under that certain Term Loan Agreement, dated as of February [●], 2017 (as amended, restated, supplemented or otherwise modified, renewed, refinanced or replaced, the “Loan Agreement”), among BioDelivery Sciences International, Inc., a Delaware corporation (“Borrower”), Administrative Agent, the lenders from time to time party thereto and the Subsidiary Guarantors from time to time party thereto. The terms defined in the Loan Agreement are herein used as therein defined.

Pursuant to Section 8.12(a) of the Loan Agreement, the Additional Subsidiary Guarantor hereby agrees to become a “Subsidiary Guarantor” for all purposes of the Loan Agreement, and a “Grantor” for all purposes of the Security Agreement. Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to the Lenders and their successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 14.01 of the Loan Agreement) in the same manner and to the same extent as is provided in Section 14 of the Loan Agreement. In addition, as of the date hereof, the Additional Subsidiary Guarantor hereby makes the representations and warranties set forth in Sections 7.01, 7.02, 7.03, 7.05(a), 7.06, 7.07, 7.08 and 7.18 of the Loan Agreement, and in Section 2 of the Security Agreement, with respect to itself and its obligations under this Agreement and the other Loan Documents, as if each reference in such Sections to the Loan Documents included reference to this Agreement, such representations and warranties to be made as of the date hereof.

The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 8.12(a) of the Loan Agreement to Administrative Agent.

IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

[ADDITIONAL SUBSIDIARY GUARANTOR]

By
Name:
Title:

Exhibit A-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit B

to Term Loan Agreement

FORM OF NOTICE OF BORROWING

Date: [                    ]

To:	CRG Servicing LLC and the Lenders referred to below

1000 Main Street, Suite 2500

Houston, TX 77002

Attn:    General Counsel

Re:	Borrowing under Term Loan Agreement

Ladies and Gentlemen:

The undersigned, BioDelivery Sciences International, Inc., a Delaware corporation (“Borrower”), refers to the Term Loan Agreement, dated as of February [●], 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the lenders from time to time party thereto and the subsidiary guarantors from time to time party thereto. The terms defined in the Loan Agreement are herein used as therein defined.

Borrower hereby gives you notice irrevocably, pursuant to Section 2.02 of the Loan Agreement, of the borrowing of the Loan specified herein:

1.    The proposed Borrowing Date is [                    ].

2.    The amount of the proposed Borrowing is $[        ].

3.    The payment instructions with respect to the funds to be made available to Borrower are as follows:

Bank name:	[ ]
Bank Address:	[ ]
Routing Number:	[ ]
Account Number:	[ ]
Swift Code:	[ ]

Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed borrowing of the Loan, before and after giving effect thereto and to the application of the proceeds therefrom:

a)    the representations and warranties made by Borrower in Section 7 of the Loan Agreement shall be true on and as of the Borrowing Date and immediately after giving effect to the application of the proceeds of the Borrowing with the same force and effect as if made on and as of such date except that the representation regarding representations and warranties that refer to a specific earlier date shall be that they were true on such earlier date;

Exhibit B-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

b)    on and as of the Borrowing Date, there shall have occurred no Material Adverse Change since [                    ]; and

c)    no Default exists or would result from such proposed Borrowing or the application of the proceeds thereof.

IN WITNESS WHEREOF, Borrower has caused this Notice of Borrowing to be duly executed and delivered as of the day and year first above written.

BORROWER:

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By
Name:
Title:

Exhibit B-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit C-1

to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Term Loan Agreement, dated as of February [●], 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the lenders and the subsidiary guarantors from time to time party thereto. [                                ] (the “Foreign Lender”) is providing this certificate pursuant to Section 5.03(e)(ii)(B) of the Loan Agreement. The Foreign Lender hereby represents and warrants that:

1.    The Foreign Lender is the sole record owner of the Loans in respect of which it is providing this certificate;

2.    The Foreign Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Lender further represents and warrants that:

(a)    The Foreign Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b)    The Foreign Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

3.    The Foreign Lender is not a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

4.    The Foreign Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5.     The undersigned has furnished Administrative Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[Signature follows]

Exhibit C-1-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. LENDER]

By
Name:
Title:

Date:

Exhibit C-1-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit C-2

to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Term Loan Agreement, dated as of February [●], 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the lenders and the subsidiary guarantors from time to time party thereto. [                                ] (the “Foreign Participant”) is providing this certificate pursuant to Section 5.03(e)(ii)(B) of the Loan Agreement. The Foreign Participant hereby represents and warrants that:

1.    The Foreign Participant is the sole record and beneficial owner of the participation in respect of which it is providing this certificate;

2.    The Foreign Participant is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Participant further represents and warrants that:

(a)    The Foreign Participant is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b)    The Foreign Participant has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

3.    The Foreign Participant is not a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

4.    The Foreign Participant is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5.     The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[Signature follows]

Exhibit C-2-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. PARTICIPANT]

By
Name:
Title:

Date:

Exhibit C-2-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit C-3

to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Term Loan Agreement, dated as of February [●], 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the lenders and the subsidiary guarantors from time to time party thereto. [                                ] (the “Foreign Participant”) is providing this certificate pursuant to Section 5.03(e)(ii)(B) of the Loan Agreement. The Foreign Participant hereby represents and warrants that:

1.    The Foreign Participant is the sole record owner of the participation in respect of which it is providing this certificate;

2.     The Foreign Participant’s direct or indirect partners/members are the sole beneficial owners of the participation in respect of which it is providing this certificate;

3.    Neither the Foreign Participant nor its direct or indirect partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Participant further represents and warrants that:

(a)    neither the Foreign Participant nor its direct or indirect partners/members is subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b)    neither the Foreign Participant nor its direct or indirect partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

4.    Neither the Foreign Participant nor its direct or indirect partners/members is a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

5.    Neither the Foreign Participant nor its direct or indirect partners/members is a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

6.     The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms for each of its partners/members that is claiming the portfolio interest exemption : (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[Signature follows]

Exhibit C-3-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. PARTICIPANT]

By
Name:
Title:

Date:

Exhibit C-3-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit C-4

to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Term Loan Agreement, dated as of February [●], 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the lenders and the subsidiary guarantors from time to time party thereto. [                                ] (the “Foreign Lender”) is providing this certificate pursuant to Section 5.03(e)(ii)(B) of the Loan Agreement. The Foreign Lender hereby represents and warrants that:

1.    The Foreign Lender is the sole record owner of the Loans in respect of which it is providing this certificate;

2.     The Foreign Lender’s direct or indirect partners/members are the sole beneficial owners of the Loans in respect of which it is providing this certificate;

3.    Neither the Foreign Lender nor its direct or indirect partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Lender further represents and warrants that:

(a)    neither the Foreign Lender nor its direct or indirect partners/members is subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b)    neither the Foreign Lender nor its direct or indirect partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

4.    Neither the Foreign Lender nor its direct or indirect partners/members is a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

5.    Neither the Foreign Lender nor its direct or indirect partners/members is a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

6.     The undersigned has made available to Borrower (directly or through Administrative Agent) an IRS Form W-8IMY accompanied by one of the following forms for each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Exhibit C-4-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. LENDER]

By
Name:
Title:

Date:

Exhibit C-4-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit D

to Term Loan Agreement

FORM OF COMPLIANCE CERTIFICATE

[DATE]

This certificate is delivered pursuant to Section 8.01(d) of, and in connection with the consummation of the transactions contemplated in, the Term Loan Agreement, dated as of February [●], 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the lenders and the subsidiary guarantors from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

The undersigned, a duly authorized Responsible Officer of Borrower having the name and title set forth below under his signature, hereby certifies, on behalf of Borrower for the benefit of the Secured Parties and pursuant to Section 8.01(d) of the Loan Agreement that such Responsible Officer of Borrower is familiar with the Loan Agreement and that, in accordance with each of the following sections of the Loan Agreement, each of the following is true on the date hereof, both before and after giving effect to any Loan to be made on or before the date hereof:

In accordance with Section 8.01[(a)/(b)] of the Loan Agreement, attached hereto as Annex A are the financial statements for the [fiscal quarter/fiscal year] ended [                    ] required to be delivered pursuant to Section 8.01[(a)/(b)] of the Loan Agreement. Such financial statements fairly present in all material respects the consolidated financial position, results of operations and cash flow of Borrower and its Subsidiaries as at the dates indicated therein and for the periods indicated therein in accordance with GAAP [(subject to the absence of footnote disclosure and normal year-end audit adjustments)]2 [The examination by such auditors in connection with such financial statements has been made in accordance with the standards of the United States’ Public Company accounting Oversight Board (or any successor entity).]3

Attached hereto as Annex B are the calculations used to determine compliance with each financial covenant contained in Section 10 of the Loan Agreement.

No Default or Event of Default is continuing as of the date hereof[, except as provided for on Annex C attached hereto, with respect to each of which Borrower proposes to take the actions set forth on Annex C].

As of the date hereof, the representations and warranties made by Borrower in Section 7 of the Loan Agreement (A) in the case of representations and warranties qualified by “materiality”, “Material Adverse Effect” or “knowledge”, are true and correct in all respects and (B) in the case of all other representations and warranties, are true and correct in all material

[2]	Insert language in brackets only for quarterly certifications.
[3]	Insert language in brackets only for annual certifications.

Exhibit D-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

respects, with the same force and effect as if made on and as of the date hereof (except that the representation regarding representations and warranties that refer to a specific earlier date shall be that they were true on such earlier date)[, except as provided for on Annex D attached hereto, with respect to each of which Borrower proposes to take the actions set forth on Annex D].

IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above.

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By
Name:
Title:

Exhibit D-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit E

to Term Loan Agreement

OPINION REQUEST

The opinion of legal counsel to Borrower and each other Obligor should address the following matters (capitalized terms used but not defined herein have the meanings given to them in the Agreement):4

1.	Power and authority (Section 7.01)

2.	Due organization/good standing (Section 7.01)

3.	Due authorization (Section 7.02)

4.	Due execution & delivery (Section 7.02)

5.	Enforceability (Section 7.02)

6.	No consents/conflicts (Section 7.03)

7.	Investment company (Section 7.10(a))

8.	Legal, valid and enforceable security interest (Section 7.18)

9.	Perfection of security interest (UCC and Control Agreements) (Section 7.18)

[4]	The section numbers relate to those sections that are relevant to the particular opinion.

Exhibit E-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit F

to Term Loan Agreement

FORM OF LANDLORD CONSENT

THIS LANDLORD CONSENT (the “Agreement”) is made and entered into as of [INSERT DATE] by and among CRG Servicing LLC, as administrative agent and collateral agent for the “Secured Parties” as defined in the Loan Agreement referred to below (in such capacities, “Administrative Agent”), [INSERT NAME OF BORROWER or GUARANTOR], a [Delaware] [corporation] (“Debtor”), and [INSERT NAME OF LANDLORD], a [Delaware] [limited liability company] (“Landlord”).

WHEREAS, Debtor has entered into a Term Loan Agreement, dated as of February [●], 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, Administrative Agent, and the lenders from time to time party thereto and the subsidiary guarantors from time to time party thereto, pursuant to which the Secured Parties have been granted a security interest in all of Debtor’s personal property, including, but not limited to, inventory, equipment and trade fixtures (hereinafter “Personal Property”); and

WHEREAS, Landlord is the owner of the real property located at [                    ] (the “Premises”); and

WHEREAS, Landlord and Debtor have entered into that certain Lease dated [                    ][, as amended by [                    ] dated [                    ]] ([collectively,] the “Lease”); and

WHEREAS, certain of the Personal Property has or may become affixed to or be located on, wholly or in part, the Premises.

NOW, THEREFORE, in consideration of any loans or other financial accommodation extended by the Secured Parties to Debtor at any time, and other good and valuable consideration, the parties agree as follows:

1.    Landlord subordinates to Administrative Agent (for the benefit of the Secured Parties) all security interests or other interests or rights Landlord may now or hereafter have in, or to any of the Personal Property, whether for rent or otherwise, while Debtor is indebted to the Secured Parties.

2.    The Personal Property may be installed in or located on the Premises and is not and shall not be deemed a fixture or part of the real estate and shall at all times be considered personal property.

3.    Administrative Agent or its representatives may enter upon the Premises during normal business hours, and upon not less than 24 hours’ advance notice, to inspect the Personal Property.

Exhibit F-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

4.    Upon and during the continuance of an Event of Default under the Agreements, Administrative Agent or its representatives, at Administrative Agent’s option, upon written notice delivered to Landlord not less than ten (10) business days in advance, may enter the Premises during normal business hours for the purpose of repossessing, removing or otherwise dealing with said Personal Property; provided that neither Administrative Agent nor Secured Parties shall be permitted to operate the business of Debtor on the Premises or sell, auction or otherwise dispose of any Personal Property at the Premises or advertise any of the foregoing; and such license shall continue, from the date Administrative Agent enters the Premises for as long as Administrative Agent reasonably deems necessary but not to exceed a period of ninety (90) days. During the period Administrative Agent occupies the Premises, it shall pay to Landlord the rent provided under the Lease relating to the Premises, prorated on a per diem basis to be determined on a thirty (30) day month, without incurring any other obligations of Debtor.

5.    Administrative Agent shall pay to Landlord any costs for damage to the Premises or the building in which the Premises is located in removing or otherwise dealing with said Personal Property pursuant to paragraph 4 above, and shall indemnify and hold harmless Landlord from and against (i) all claims, disputes and expenses, including reasonable attorneys’ fees, suffered or incurred by Landlord arising from Administrative Agent’s exercise of any of its rights hereunder, and (ii) any injury to third persons, caused by actions of Administrative Agent pursuant to this consent.

6.    Landlord agrees to give notice to Administrative Agent in writing by certified mail or facsimile of Landlord’s intent to exercise its remedies in response to any default by Debtor of any of the provisions of the Lease, to:

CRG Servicing LLC

1000 Main Street, Suite 2500

Houston, TX 77002

Attention: General Counsel

Fax: 713.209.7351

7.    Landlord shall have no obligation to preserve or protect the Personal Property or take any action in connection therewith, and Administrative Agent waives all claims they may now or hereafter have against Landlord in connection with the Personal Property.

8.    This consent shall terminate and be of no further force or effect upon the earlier of (i) the date on which all indebtedness secured by the Personal Property indefeasibly is paid in full in cash and (ii) the date on which the Lease is terminated or expires.

9.    Nothing contained herein shall be construed to amend the Lease, and the Lease remains unchanged and in full force and effect.

This consent shall be construed and interpreted in accordance with and governed by the laws of the State of [                    ].

This consent may not be changed or terminated orally and is binding upon and shall inure to the benefit of Landlord, Administrative Agent, Secured Parties and Debtor and the heirs, personal representatives, successors and assigns of Landlord, Administrative Agent, Secured Parties and Debtor.

Exhibit F-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

LANDLORD:

[ ]

By
Name:
Title:

ADMINISTRATIVE AGENT:

CRG SERVICING LLC

By
Name:
Title:

Address for Notices:

1000 Main Street, Suite 2500

Houston, TX 77002

Attn:      General Counsel

Tel.:       713.209.7350

Fax:       713.209.7351

Email:    adorenbaum@crglp.com

Acknowledged and Agreed:
[INSERT NAME OF BORROWER OR GUARANTOR]

By
Name:
Title:

Exhibit F-3

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Exhibit G

to Term Loan Agreement

FORM OF SUBORDINATION AGREEMENT

This Subordination Agreement is made as of [                    ] (this “Agreement”) among CRG Servicing LLC, a Delaware limited liability company (“Senior Agent”), and [                    ], a [                    ] [corporation] (“Subordinated Creditor”).

RECITALS:

A.    BioDelivery Sciences International, Inc., a Delaware corporation (“Borrower”), will, as of the date hereof, issue in favor of Subordinated Creditor the Subordinated Note (as defined below).

B.    Senior Creditors, Borrower and certain of its subsidiaries have entered into the Senior Loan Agreement (as defined below), and Senior Agent, Borrower and certain of its subsidiaries have entered into the Senior Security Agreement (as defined below) under which Borrower and such subsidiaries have granted a security interest in the Collateral (as defined below) in favor of the Senior Creditors as security for the payment of Borrower’s obligations under the Senior Loan Agreement.

C.    To induce the Lenders under and as defined in the Senior Loan Agreement referred to below to make and maintain the credit extensions to Borrower under the Senior Loan Agreement, Subordinated Creditor is willing to subordinate the Subordinated Debt (as defined below) to the Senior Debt (as defined below) on the terms and conditions herein set forth.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.    Definitions. As used herein, the following terms have the following meanings:

“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.

“Collateral” has the meaning set forth in the Senior Security Agreement.

“Enforcement Action” means, with respect to any indebtedness, obligation (contingent or otherwise) or Collateral at any time held by any lender or noteholder, (i) commencing, by judicial or non-judicial means, the enforcement of, or otherwise attempting to enforce, such indebtedness, obligation or Collateral of any of the default remedies under any of the applicable agreements or documents of such lender or noteholder, the UCC or other applicable law (other than the mere issuance of a notice of default or notice of the right by such lender or noteholder to seek specific performance with respect to any covenants in favor of such lender or noteholder), (ii) repossessing, selling, leasing or otherwise disposing of all or any part of such Collateral, including without limitation causing any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any Collateral, or exercising account debtor or obligor notification or collection rights with respect to all or any portion thereof, or attempting or agreeing to do so, (iii) appropriating, setting off or applying to such lender or noteholder’s claim any part or all of such Collateral or other property

Exhibit G-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

in the possession of, or coming into the possession of, such lender or noteholder or its agent, trustee or bailee, (iv) asserting any claim or interest in any insurance with respect to such indebtedness, obligation or Collateral, (v) instituting or commencing, or joining with any Person in commencing, any action or proceeding with respect to any of the foregoing rights or remedies (including any action of foreclosure, enforcement, collection or execution and any Insolvency Event involving any Obligor), (vi) exercising any rights under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Subordinated Creditor is a party, or (vii) otherwise enforcing, or attempting to enforce, any other rights or remedies under or with respect to any such indebtedness, obligation or Collateral.

“Insolvency Event” means that any Obligor or any of its subsidiaries shall have (i) applied for, consented to or acquiesced in the appointment of a trustee, receiver or other custodian for it or any of its property, or (ii) made a general assignment for the benefit of creditors or similar arrangement in respect of such Obligor’s or subsidiary’s creditors generally or any substantial portion thereof, or (iii) permitted, consented to, or suffered to exist the appointment of a trustee, receiver or other custodian for it or for a substantial part of its property, or (iv) commenced any case, action or proceeding before any court or other governmental agency or authority relating to bankruptcy, reorganization, insolvency, debt arrangement or relief or other case, action or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation case, action or proceeding, including without limitation any case under the Bankruptcy Code, in respect of it, or (v) (A) permitted, consented to, or suffered to exist the commencement of any case, action or proceeding before any court or other governmental agency or authority relating to bankruptcy, reorganization, insolvency, debt arrangement or relief or other case, action or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation case, action or proceeding, including without limitation any case under the Bankruptcy Code, in respect of it, or (B) any such case, action or proceeding shall have resulted in the entry of an order for relief or shall have remained for sixty (60) days undismissed.

“Obligor” has the meaning set forth in the Senior Loan Agreement.

“Person” has the meaning set forth in the Senior Loan Agreement.

“Senior Creditors” means Senior Agent and the Lenders under and as defined in the Senior Loan Agreement.

“Senior Debt” means the Obligations (as defined in the Senior Loan Agreement).

“Senior Discharge Date” means the first date on which all of the Senior Debt (other than contingent indemnification obligations and any Warrant Obligations (as defined in the Senior Loan Agreement)) has been paid indefeasibly in full in cash and all commitments of Senior Lenders under the Senior Loan Documents have been terminated.

“Senior Loan Agreement” means that certain Term Loan Agreement, dated as of February [●], 2017, by and among Borrower, the subsidiary guarantors from time to time party thereto, and the Senior Creditors from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time.

Exhibit G-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

“Senior Loan Documents” means, collectively, the Loan Documents (as defined in the Senior Loan Agreement), in each case as amended, restated, supplemented or otherwise modified from time to time.

“Senior Security Agreement” means that certain Security Agreement, dated as of February [●], 2017, among Borrower, the other Obligors party thereto, and Senior Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Subordinated Debt” means and includes all obligations, liabilities and indebtedness of Borrower owed to Subordinated Creditor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, including without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations.

“Subordinated Debt Documents” means, collectively, the Subordinated Note and each other loan document or agreement entered into by Borrower in connection with the Subordinated Note, as amended, restated, supplemented or otherwise modified from time to time.

“Subordinated Note” means that certain $[        ] subordinated promissory note, dated [                    ], issued by Borrower to Subordinated Creditor, as amended, restated, supplemented or otherwise modified from time to time.

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York.

2.    Liens. (a) Subordinated Creditor represents and warrants that the Subordinated Debt is unsecured. Subordinated Creditor agrees that it will not request or accept any security interest in any Collateral to secure the Subordinated Debt; provided that, should Subordinated Creditor obtain a lien or security interest on any asset or Collateral to secure all or any portion of the Subordinated Debt for any reason (which action shall be in violation of this Agreement), notwithstanding the respective dates of attachment and perfection of the security interests in the Collateral in favor of the Senior Creditors or Subordinated Creditor, or any contrary provision of the UCC, or any applicable law or decision to the contrary, or the provisions of the Senior Loan Documents or the Subordinated Debt Documents, and irrespective of whether Subordinated Creditor or the Senior Creditors hold possession of any or all part of the Collateral, all now existing or hereafter arising security interests in the Collateral in favor of Subordinated Creditor in respect of the Subordinated Debt Documents shall at all times be subordinate to the security interest in such Collateral in favor of the Senior Creditors in respect of the Senior Loan Documents.

(b)    Subordinated Creditor acknowledges that the Senior Creditors have been granted liens upon the Collateral, and Subordinated Creditor hereby consents thereto and to the incurrence of the Senior Debt.

(c)    Until the Senior Discharge Date, in the event of any private or public sale or other disposition of all or any portion of the Collateral, Subordinated Creditor agrees that such Collateral shall be sold or otherwise disposed of free and clear of any liens in favor of

Exhibit G-3

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Subordinated Creditor. Subordinated Creditor agrees that any such sale or disposition of Collateral shall not require any consent from Subordinated Creditor, and Subordinated Creditor hereby waives any right it may have to object to such sale or disposition.

(d)    Subordinated Creditor agrees that it will not request or accept any guaranty of the Subordinated Debt.

3.    Payment Subordination. (a) Notwithstanding the terms of the Subordinated Debt Documents, until the Senior Discharge Date, (i) all payments and distributions of any kind or character, whether in cash, property or securities, in respect of the Subordinated Debt are subordinated in right and time of payment to all payments in respect of the Senior Debt, and (ii) Subordinated Creditor will not demand, sue for or receive from Borrower (and Borrower will not pay) any part of the Subordinated Debt, whether by payment, prepayment, distribution, setoff, or otherwise, or accelerate the Subordinated Debt.

(b)    Subordinated Creditor must deliver to the Senior Agent in the form received (except for endorsement or assignment by Subordinated Creditor) any payment, distribution, security or proceeds it receives on the Subordinated Debt other than according to this Agreement.

4.    Subordination of Remedies. Until the Senior Discharge Date, and whether or not any Insolvency Event has occurred, Subordinated Creditor will not accelerate the maturity of all or any portion of the Subordinated Debt, enforce, attempt to enforce, or exercise any right or remedy with respect to any Collateral or the Subordinated Debt, or take any other Enforcement Action with respect to the Subordinated Debt.

5.    Payments Over. All payments and distributions of any kind, whether in cash, property or securities, in respect of the Subordinated Debt to which Subordinated Creditor would be entitled if the Subordinated Debt were not subordinated pursuant to this Agreement, shall be paid to the Senior Creditors in respect of the Senior Debt, regardless of whether such Senior Debt, or any portion thereof, is reduced, expunged, disallowed, subordinated or recharacterized. Notwithstanding the foregoing, if any payment or distribution of any kind, whether in cash, property or securities, shall be received by Subordinated Creditor on account of the Subordinated Debt before Senior Discharge Date (whether or not expressly characterized as such), then such payment or distribution shall be segregated by Subordinated Creditor and held in trust for, and shall be promptly paid over to, the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, in respect of the Senior Debt, regardless of whether such Senior Debt, or any portion thereof, is reduced, expunged, disallowed, subordinated or recharacterized. Subordinated Creditor irrevocably appoints the Senior Agent as Subordinated Creditor’s attorney-in-fact, and grants to the Senior Creditors a power of attorney with full power of substitution (which power of attorney is coupled with an interest), in the name of Subordinated Creditor or in the name of the Senior Agent, for the use and benefit of the Senior Creditors, without notice to Subordinated Creditor, to make any such endorsements. This Section 5 shall be enforceable even if the Senior Creditors’ liens on the Collateral are alleged, determined, or held to constitute fraudulent transfers (whether constructive or actual), preferential transfers, or otherwise avoided or voidable, set aside, recharacterized or equitably subordinated.

Exhibit G-4

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

6.    Insolvency Proceedings. (a) This Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. All references to Borrower or any other Obligor shall include Borrower or such Obligor as debtor and debtor-in-possession and any receiver or trustee for Borrower or any other Obligor (as the case may be) in connection with any case under the Bankruptcy Code or in connection with any other Insolvency Event.

(b)    Without limiting the generality of the other provisions of this Agreement, until the Senior Discharge Date, without the express written consent of the Senior Agent, Subordinated Creditor shall not institute or commence (nor shall it join with or support any third party instituting, commencing, opposing, objecting or contesting, as the case may be, or otherwise suffer to exist), any Insolvency Event involving Borrower or any other Obligor.

(c)    The Senior Creditors shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid its debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or consent of Subordinated Creditor.

(d)    Subordinated Creditor will not, and hereby waives any right to bring, join in, or otherwise support or take any action to (i) contest the validity, legality, enforceability, perfection, priority or avoidability of any of the Senior Debt, any of the Senior Loan Documents or any security interests and/or liens of the Senior Creditors on or in any property or assets of Borrower or any other Obligor, including without limitation, the Collateral; (ii) interfere with or in any manner oppose or support any other Person in opposing any foreclosure on or other disposition of any Collateral by the Senior Creditors in accordance with applicable law, or otherwise to contest, protest, object to or interfere with the manner in which the Senior Creditors may seek to enforce the Liens on any Collateral; (iii) provide a debtor-in-possession facility (including on a priming basis) to Borrower or any other Obligor, under Section 362, 363 or 364 of the Bankruptcy Code or any other applicable law, without the consent, in their sole discretion, of the Senior Creditors; or (iv) exercise any rights against the Senior Creditors or the Collateral under Section 506(c) of the Bankruptcy Code.

(e)    Subordinated Creditor will not, and hereby waives any right to, oppose, contest, object to, join in, or otherwise support any opposition to or objection with respect to, (i) any request or motion of the Senior Creditors seeking, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, the modification, lifting or vacating of the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in connection with any Insolvency Event or seeking adequate protection of the Senior Creditors’ interests in the Collateral or with respect to the Senior Debt (whether under Sections 362, 363, and/or 364 of the Bankruptcy Code or other applicable law), and, until Senior Discharge Date, Subordinated Creditor agrees that it shall not seek relief from such automatic stay without the prior written consent of the Senior Agent; (ii) any debtor-in-possession financing (including on a priming basis) or use of cash collateral (as defined in Section 363(a) of the Bankruptcy Code or other applicable law) arrangement by Borrower, whether from the Senior Creditors or any other third party under Section 362, 363 or 364 of the Bankruptcy Code or any other applicable law, if the Senior Creditors, in their sole

Exhibit G-5

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

discretion, consent to such debtor-in-possession financing or cash collateral arrangement, and Subordinated Creditor shall not request adequate protection (whether under Sections 362, 363, and/or 364 of the Bankruptcy Code or other applicable law) or any other relief in connection therewith; (iii) any sale or other disposition of the Collateral or substantially all of the assets of Borrower or any other Obligor (include any such sale free and clear of liens or other claims) under Section 363 of the Bankruptcy Code or other applicable law if the Senior Creditors, in their sole discretion, consent to such sale or disposition; (vii) the Senior Creditors’ exercise or enforcement of its right to make an election under Section 1111(b) of the Bankruptcy Code, and Subordinated Creditor hereby waives any claim it may hereafter have against the Senior Creditors arising out of such election; (viii) the Senior Creditors’ exercise or enforcement of its right to credit bid any or all of its debt claims against Borrower or any other Obligor, including, without limitation, the Senior Debt; or (ix) any plan of reorganization or liquidation if the Senior Creditors, in their sole discretion, consent to, vote in favor of, or otherwise do not oppose such plan of reorganization or liquidation, and, in furtherance thereof, Subordinated Creditor hereby grants to the Senior Creditors the right to vote Subordinated Creditor’s claim or claims (as such term is defined in the Bankruptcy Code) arising on account of or in connection with the Subordinated Debt, as Subordinated Creditor’s agent, with respect to any plan of reorganization or liquidation to which Subordinated Creditor may be entitled to vote in any bankruptcy or liquidation proceeding or in connection with any other Insolvency Event of Borrower or any other Obligor.

7.    Distributions of Proceeds of Collateral. All realizations upon any Collateral pursuant to or in connection with an Enforcement Action, an Insolvency Event or otherwise shall be paid or delivered to the Senior Agent in respect of the Senior Debt until the Senior Discharge Date before any payment may be made to Subordinated Creditor.

8.    Release of Liens. In the event of any private or public sale or other disposition, by or with the consent of the Senior Agent, of all or any portion of the Collateral, Subordinated Creditor agrees that such sale or disposition shall be free and clear of any liens Subordinated Creditor may have on such Collateral. Subordinated Creditor agrees that, in connection with any such sale or other disposition, (i) the Senior Creditors are authorized to file any and all UCC and other applicable lien releases and/or terminations in respect of any liens held by Subordinated Creditor in connection with such a sale or other disposition, and (ii) it shall execute any and all lien releases or other documents reasonably requested by the Senior Agent in connection therewith. In furtherance of the foregoing, Subordinated Creditor hereby appoints the Senior Agent as its attorney-in-fact, with full authority in the place and stead of Subordinated Creditor and full power of substitution and in the name of Subordinated Creditor or otherwise, to execute and deliver any document or instrument which Subordinated Creditor is required to deliver pursuant to this Section 8, such appointment being coupled with an interest and irrevocable. Subordinated Creditor agrees that the Senior Creditors may release or refrain from enforcing their security interest in any Collateral, or permit the use or consumption of such Collateral by Borrower free of any Subordinated Creditor security interest, without incurring any liability to Subordinated Creditor.

9.    Attorney-In-Fact. Until the Senior Discharge Date, Subordinated Creditor irrevocably appoints the Senior Agent as its attorney-in-fact, with power of attorney with power of substitution, in Subordinated Creditor’s name or in any Senior Creditor’s name, for the Senior

Exhibit G-6

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

Creditors’ use and benefit without notice to Subordinated Creditor, to do the following during an Insolvency Event:

(a)    file any claims in respect of the Subordinated Debt on behalf of Subordinated Creditor if Subordinated Creditor does not do so at least 30 days before the time to file claims expires; and

(b)    vote Subordinated Creditor’s claim or claims (as such term is defined in the Bankruptcy Code) arising on account of or in connection with the Subordinated Debt, as Subordinated Creditor’s agent, with respect to any plan of reorganization or liquidation to which Subordinated Creditor may be entitled to vote in any bankruptcy or liquidation proceeding or in connection with any other Insolvency Event of Borrower or any other Obligor.

Such power of attorney is irrevocable and coupled with an interest.

10.    Legend; Amendment of Debt. (a) Subordinated Creditor will immediately put a legend on or otherwise indicate on the Subordinated Note that the Subordinated Note is subject to this Agreement.

(b)    Until the Senior Discharge Date, Subordinated Creditor shall not, without prior written consent of the Senior Agent, agree to any amendment, modification or waiver of any provision of the Subordinated Debt Documents, if the effect of such amendment, modification or waiver is to: (i) terminate or impair the subordination of the Subordinated Debt in favor of the Senior Creditors; (ii) increase the interest rate on the Subordinated Debt or change (to earlier dates) the dates upon which principal, interest and other sums are due under the Subordinated Note; (iii) alter the redemption, prepayment or subordination provisions of the Subordinated Debt; (iv) impose on Borrower or any other Obligor any new or additional prepayment charges, premiums, reimbursement obligations, reimbursable costs or expenses, fees or other payment obligations; (v) alter the representations, warranties, covenants, events of default, remedies and other provisions in a manner which would make such provisions materially more onerous, restrictive or burdensome to Borrower or any other Obligor; (vi) grant a lien or security interest in favor of any holder of the Subordinated Debt on any asset or Collateral to secure all or any portion of the Subordinated Debt; or (vii) otherwise increase the obligations, liabilities and indebtedness in respect of the Subordinated Debt or confer additional rights upon Subordinated Creditor, which individually or in the aggregate would be materially adverse to Borrower, any other Obligor or the Senior Creditors. Any such amendment, modification or waiver made in violation of this Section 10(b) shall be void.

(c)    At any time without notice to Subordinated Creditor, the Senior Creditors may take such action with respect to the Senior Debt as the Senior Creditors, in their sole discretion, may deem appropriate, including, without limitation, terminating advances, increasing the principal, extending the time of payment, increasing interest rates, renewing, compromising or otherwise amending any documents affecting the Senior Debt and any Collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No action or inaction will impair or otherwise affect any Senior Creditor’s rights under this Agreement.

Exhibit G-7

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

11.    Certain Waivers. (a) Subordinated Creditor hereby (i) waives any and all notice of the incurrence of the Senior Debt or any part thereof; (ii) waives any and all rights it may have to require the Senior Creditors to marshal assets, to exercise rights or remedies in a particular manner, to forbear from exercising such rights and remedies in any particular manner or order, or to claim the benefit of any appraisal, valuation or other similar right that may otherwise be available under applicable law, regardless of whether any action or failure to act by or on behalf of the Senior Creditors is adverse to the interest of Subordinated Creditor; (iii) agrees that the Senior Creditors shall have no liability to Subordinated Creditor, and Subordinated Creditor hereby waives any claim against the Senior Creditors arising out of any and all actions not in breach of this Agreement which the Senior Creditors may take or permit or omit to take with respect to the Senior Loan Documents (including any failure to perfect or obtain perfected security interests in the Collateral), the collection of the Senior Debt or the foreclosure upon, or sale, liquidation or other disposition of, any Collateral; and (iv) agrees that the Senior Creditors have no duty, express or implied, fiduciary or otherwise, to them in respect of the maintenance or preservation of the Collateral, the Senior Debt or otherwise. Without limiting the foregoing, Subordinated Creditor agrees that the Senior Creditors shall have no duty or obligation to maximize the return to any class of creditors holding indebtedness of any type (whether Senior Debt or Subordinated Debt), notwithstanding that the order and timing of any realization, sale, disposition or liquidation of the Collateral may affect the amount of proceeds actually received by such class of creditors from such realization, sale, disposition or liquidation.

(b)    Subordinated Creditor confirms that this Agreement shall govern as between the Senior Creditors and the Subordinated Creditor irrespective of: (i) any lack of validity or enforceability of any Senior Loan Document or any Subordinated Debt Document; (ii) the occurrence of any Insolvency Event in respect of any Obligor; (iii) whether the Senior Debt, or the liens or security interests securing the Senior Debt, shall be held to be unperfected, deficient, invalid, void, voidable, voided, unenforceable, subordinated, reduced, discharged or are set aside by a court of competent jurisdiction, including pursuant or in connection with any Insolvency Event; (iv) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Debt or the Subordinated Debt, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Loan Document or any Subordinated Debt Document or any guarantee thereof; or (v) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the Senior Debt or the Subordinated Debt.

12.    Representations and Warranties. Subordinated Creditor represents and warrants to the Senior Creditors that:

(a)    all action on the part of Subordinated Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Subordinated Creditor hereunder has been taken;

(b)    this Agreement constitutes the legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms;

Exhibit G-8

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

(c)    the execution, delivery and performance of and compliance with this Agreement by Subordinated Creditor will not (i) result in any material violation or default of any term of any of Subordinated Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (ii) violate any material applicable law, rule or regulation; and

(d)     Subordinated Creditor has not previously assigned any interest in the Subordinated Debt, and no Person other than the Subordinated Creditor owns an interest in the Subordinated Debt.

13.    Term; Reinstatement. This Agreement shall remain in full force and effect until the Senior Discharge Date, notwithstanding the occurrence of an Insolvency Event. If, after the Senior Discharge Date, the Senior Creditors must disgorge any payments made on the Senior Debt for any reason (including, without limitation, in connection with the bankruptcy of Borrower or in connection with any other Insolvency Event), this Agreement and the relative rights and priorities provided in it, will be reinstated as to all disgorged payments as though such payments had not been made, and Subordinated Creditor will immediately pay the Senior Agent all payments received in respect of the Subordinated Debt to the extent such payments or retention thereof would have been prohibited under this Agreement.

14.    Successors and Assigns. This Agreement binds Subordinated Creditor, its successors or assigns, and benefits the Senior Creditors’ successors or assigns. This Agreement is for Subordinated Creditor’s and the Senior Creditors’ benefit and not for the benefit of Borrower or any other party. Subordinated Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any related document or any interest in any Collateral therefor unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Senior Agent an agreement of such transferee to be bound hereby, or an agreement substantially identical to this Agreement providing for the continued subjection of the Subordinated Debt, the interests of the transferee in the Collateral and the remedies of the transferee with respect thereto as provided herein with respect to Subordinated Creditor and for the continued effectiveness of all of the other rights of the Senior Creditors arising under this Agreement, in each case in form satisfactory to the Senior Creditors. Any such sale, assignment, pledge, disposition or transfer not made in compliance with the terms of this Section 14 shall be void.

15.    Further Assurances. Subordinated Creditor hereby agrees to execute such documents and/or take such further action as the Senior Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by the Senior Agent.

16.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Executed counterparts may be delivered by facsimile.

17.    Governing Law; Waiver of Jury Trial. (a) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

Exhibit G-9

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

(b)    EACH PARTY HERETO WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

18.    Entire Agreement; Waivers and Amendments. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. The Senior Creditors and Subordinated Creditor are not relying on any representations by the other creditor party or Borrower in entering into this Agreement, and each of the Senior Creditors and Subordinated Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Senior Agent and Subordinated Creditor. Any waiver of any provision of this Agreement, or any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

19.    No Waiver. No failure or delay on the part of any Senior Creditor or Subordinated Creditor in the exercise of any power, right, remedy or privilege under this Agreement shall impair such power, right, remedy or privilege or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise of any other power, right or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to any Senior Creditor.

20.    Legal Fees. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable, invoiced and out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred in such action.

21.    Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

22.    Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be delivered or sent by first-class mail, postage prepaid, or by overnight courier or messenger service or by facsimile or electronic mail, message confirmed, and shall be deemed to be effective for purposes of this Agreement on the day that delivery is made or refused. Unless otherwise specified in a notice mailed or delivered in accordance with the foregoing sentence, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses and facsimile numbers indicated on the signature pages hereto.

Exhibit G-10

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

23.    No Third-Party Beneficiaries; Other Benefits. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and permitted assigns, and the parties do not intend to confer third party beneficiary rights upon any other person. Subordinated Creditor understands that there may be various agreements between the Senior Creditors and Borrower or the other Obligors evidencing and governing the Senior Debt, and Subordinated Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on Subordinated Creditor and that the Senior Creditors shall have no obligation to Subordinated Creditor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to it under such agreements.

[Signature pages follow]

Exhibit G-11

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SUBORDINATED CREDITOR:
[ ]

By
Name:
Title:

Address for Notices:

SENIOR AGENT (on behalf of the SENIOR CREDITORS):

CRG SERVICING LLC

By
Name:
Title:

Address for Notices:

1000 Main Street, Suite 2500
Houston, TX 77002
Attn: General Counsel
Tel.: 713.209.7350
Fax: 713.209.7351
Email: adorenbaum@crglp.com

Exhibit G-12

FOIA CONFIDENTIAL TREATMENT REQUEST BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential treatment is being requested are denoted with “***”

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By
Name:
Title:

Address for Notices:
[ ]
[ ]
[ ]
Attn:	[ ]
Tel.:	[ ]
Fax:	[ ]
Email:	[ ]

Exhibit G-13